SteinRoe Variable Investment Trust

                 Stein Roe Special Venture Fund, Variable Series
                  Stein Roe Growth Stock Fund, Variable Series
                    Stein Roe Balanced Fund, Variable Series
               Stein Roe Mortgage Securities Fund, Variable Series
                  Stein Roe Money Market Fund, Variable Series

                                                                   Annual Report
                                                                   Dec. 31, 1998
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                               TABLE OF CONTENTS
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   Portfolio Manager Discussion:
      Stein Roe Special Venture Fund, Variable Series................      1
      Stein Roe Growth Stock Fund, Variable Series...................      3
      Stein Roe Balanced Fund, Variable Series.......................      5
      Stein Roe Mortgage Securities Fund, Variable Series............      7
      Stein Roe Money Market Fund, Variable Series...................      9
      Independent Auditors' Report...................................     10
   Financial Statements:
      Stein Roe Special Venture Fund, Variable Series................     11
      Stein Roe Growth Stock Fund, Variable Series...................     17
      Stein Roe Balanced Fund, Variable Series.......................     21
      Stein Roe Mortgage Securities Fund, Variable Series............     27
      Stein Roe Money Market Fund, Variable Series...................     32
   Notes to Financial Statements.....................................     36
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PORTFOLIO MANAGER DISCUSSION
Stein Roe Special Venture Fund, Variable Series
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Q&A with William M. Garrison and Steven M. Salopek, Portfolio Managers of
Special Venture Fund, Variable Series


Steven M. Salopek and William M. Garrison were named portfolio managers of Stein Roe Special Venture Fund, Variable Series effective Oct. 8, 1998.

Q: How did the Fund perform?

A: The Fund's total return was -17.30% for the year ended December 31, 1998. This was substantially less than the average fund in the Lipper variable annuity small-cap fund peer group, which gained 1.48% in value.

Q: Why did the value of the Fund's holdings decline so much more than the average of its peers?

A: We held a limited number stocks in the portfolio (about 40 for most of the period), and many stocks did not perform as we expected. A concentrated strategy can allow a fund to take greater advantage of market upswings, but it can work against it when the holdings don't participate in a market rally or drop more than the market as a whole during a correction. We faced both problems in 1998. In addition, small-company stocks were generally out-of-favor compared to stocks of large companies this past year.

To further diversify the Fund, we began to increase the number of holdings substantially this past autumn. As of year's end, we had increased the number of holdings to 101. We also invested in slightly larger, more liquid stocks that we believed had a more attractive risk/reward profile than certain very small companies whose stocks traded less frequently. By doing this, we believe we have reduced the risk that price declines--in any one stock--will adversely affect the Fund's overall performance.

Q: Have there been other major adjustments to the portfolio?

A: We further diversified the Fund by adding technology stocks that appeared to offer attractive growth potential. As of Dec. 31, 1998, technology-oriented businesses in several industries represented 27% of the Fund's assets. We had been stock analysts for several years prior to our assuming leadership of the Fund and we attempted to make the most of this experience as we restructured the portfolio. Several purchases were made during the market's weakness last fall. In late October, we purchased Mercury Interactive (1.3% of net assets), a developer of software troubleshooting products and Vitesse (1.6% of net assets), a semiconductor maker. Since we purchased them, both companies' shares have doubled in value. To help reduce risk, we invest in a combination of companies that either have strong immediate growth prospects or stable growth characteristics. An example of a stable growth company, in our view, is ADVO (0.6% of net assets). This company sends direct mail to 61 million households a year, is the largest client of the U.S. Postal Service, and has many corporate and non-profit customers. ADVO has an established business model that we believe can generate steady earnings growth.

Q: Why did the small-cap market have such a weak year?

A: As international currency and economic problems mounted, investors generally fled higher-risk stocks in favor of more liquid large-company stocks. We believe the extent of these declines was not warranted given the fundamental soundness of many small companies' earnings and balance sheets.

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PORTFOLIO MANAGER DISCUSSION
Stein Roe Special Venture Fund, Variable Series (continued)
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     Stein Roe Special Venture Fund, Variable Series, and Russell 2000 Index

                          Average Annual Total Returns
                              at December 31, 1998

      1-Year         5-Year       Since Inception
      -17.30%         5.06%           12.52%

Line Chart
Growth of a hypothetical $10,000 investment Jan. 1, 1989 to Dec. 31, 1998
             Special      Russell
             Venture         2000
                Fund        Index
  1/1/89       10000        10000
12/31/89       13084        11626
12/31/90       11918         9361
12/31/91       16357        13672
12/31/92       18725        16189
12/31/93       25406        19246
12/31/94       25708        18895
12/31/95       28729        24271
12/31/96       36469        28274
12/31/97       39317        34597
12/31/98       32515        33716


Q: What do you look for from new holdings?

A: We look to invest in small-cap companies that possess strong growth prospects and are at reasonable values, or are priced attractively for the growth potential they offer. Companies we consider usually have high profitability and the opportunity to serve large and growing markets. In addition, we look for companies with strong management teams that participate in the ownership of the company, and companies that have proven success in executing their business plans.

Q: What's your outlook for the small-cap market?

A: Our research shows that many small-cap stocks are selling at the lowest prices relative to their earnings-per-share growth potential in 20 years. Investors who have been weary of smaller-cap names may require more stock price stability before diversifying their portfolios, but eventually we think investors will see that many small-company stocks offer better-than-average growth prospects at rock-bottom prices. Because small-company stocks currently make up less than 20% of the overall U.S. equity market capitalization, if investors allocate even a small amount of their investment dollars to small-cap stocks, it could potentially give the group a big boost.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of total net assets. Portfolio holdings are as of Dec. 31, 1998, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Russell 2000 Index is an unmanaged group of stocks that differs from the composition of each Stein Roe Fund; it is not available for direct investment. According to Lipper, Inc., a monitor of mutual fund performance, the median returns for the Fund's small-cap fund peer group for the one-, five-year and life of fund periods ended Dec. 31, 1998 was 1.48%, 12.63% and 14.72%, respectively.

Funds that emphasize investments in smaller companies may experience greater volatility than investments in large companies.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.
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PORTFOLIO MANAGER DISCUSSION
Stein Roe Growth Stock Fund, Variable Series
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Q&A with Eric Gustafson, Portfolio Manager of Growth Stock Fund, Variable Series

Q: How did the Fund perform in 1998?

A: Growth Stock Fund, Variable Series, posted a total return of 27.91% for the 12 months ended Dec. 31, 1998. In comparison, the average growth fund in the variable annuity growth fund peer group rose 24.94%, according to Lipper, Inc.

Q: What kind of market environment did investors see this past year, and how did that affect the Fund's results?

A: The U.S. economic backdrop of low rates, fears of a slowdown in economic growth and negligible inflation led to an outstanding environment for high-quality stocks of large, rapidly growing companies. The unmanaged Standard & Poor's 500 Index rose 28.6%, for an unprecedented fourth consecutive year of returns in excess of 20%.

More specifically, it was a narrow market led by large-cap technology, health care and select retail stocks. Funds, like ours, that held these names, provided strong results.

Q: What events affected stock selection?

A: Going into this year, the investing environment seemed too good to be true. The stock market was supported by low inflation, falling interest rates, increased merger activity and robust business capital spending. Still, overseas events made many investors skeptical, and some grew worried that recession along the Pacific Rim would drag down corporate earnings and stock prices. Although U.S. exports weakened and profit margins on domestic goods declined amid increased competition from imports, the U.S. economy proved resilient. To reduce risk, investors focused on companies like Microsoft, Cisco Systems and MCI Worldcom (4.6%, 5.8% and 4.6% of net assets, respectively), that appeared to have superior earnings growth potential. Technology companies did especially well, particularly anything internet-related, as more consumers shopped online.

Pharmaceutical companies were another stock group that provided investors with exceptional returns. The Fund's positioning in Pfizer and Eli Lilly (3.7% and 3.3% of net assets, respectively) helped lift total return. New product launches served as the main catalyst for investor enthusiasm.

Q: Another sector you've traditionally favored has been financial services. How did holdings in this sector fare throughout the year?

A: Financial services stocks did well during the first half of calendar 1998. However, Russia's default on its debt and the subsequent collapse of a major hedge fund this past summer generated substantial losses for several money-center banks and insurance companies. Some financial services stocks plunged more than 50 percent after forecasts of lower earnings. We focus our investments in larger more stable companies, and our holdings were generally unaffected by sour emerging market loans - companies such as American International Group and Fannie Mae (3.6% and 3.8% of net assets, respectively). These stocks held up relatively well during 1998's remarkable market volatility.
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PORTFOLIO MANAGER DISCUSSION
Stein Roe Growth Stock Fund, Variable Series (continued)
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         Stein Roe Growth Stock Fund, Variable Series, and S&P 500 Index

             Average Annual Total Returns
                 at December 31, 1998
        1-Year        5-Year      Since Inception
        27.91%        21.49%          18.94%

Line Chart
Growth of a hypothetical $10,000 investment Jan. 1, 1989 to Dec. 31, 1998
            Growth Stock            S&P 500
                    Fund              Index
  1/1/89           10000              10000
12/31/89           13130              13163
12/31/90           12913              12754
12/31/91           19114              16631
12/31/92           20382              17896
12/31/93           21394              19696
12/31/94           20035              19955
12/31/95           27595              27445
12/31/96           33467              33742
12/31/97           44269              44995
12/31/98           56623              57864

Q: Did you sell any large positions?

A: We sold PeopleSoft, a provider of corporate technology systems, as the corporate trend toward streamlining technologies were put on hold somewhat until after year 2000 computer problems have safely passed. We also sold American Home Products because the company's stock surpassed our price target and, in our view, became overvalued.

Q: What do you expect going forward?

A: In our view, companies who can meet analysts' earnings growth expectations at a time when profit margins appear to be contracting should do well in 1999. Clearly, Asia's continuing recession could have a further impact on many U.S. companies. Through careful research, we will strive to identify businesses with above-average prospects and try to avoid those who could offer negative surprises.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of total net assets. Portfolio holdings are as of Dec. 31, 1998, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 Index is an unmanaged group of stocks that differs from the composition of each Stein Roe Fund; it is not available for direct investment. According to Lipper, Inc., a monitor of mutual fund performance, the median returns for the Fund's variable annuity growth fund peer group for the one-, five-year and life of fund periods ended Dec. 31, 1998 was 24.94%, 20.25% and 17.92%, respectively.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.
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PORTFOLIO MANAGER DISCUSSION
Stein Roe Balanced Fund, Variable Series
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Q&A with Harvey Hirschhorn, Portfolio Manager of Balanced Fund, Variable Series

Q: How did the Fund perform in calendar year 1998?

A: The Fund's balanced mix of domestic and international stocks and domestic bonds provided a total return of 12.54% for the 12 months ended Dec. 31, 1998. This was below its peers, as measured by the Lipper flexible portfolio average, which rose 14.79% for the period.

Q: What affected the markets and the Fund's capital appreciation and income potential in 1998?

A: Throughout the year, Asia's recession and emerging market debt problems led to both favorable and unfavorable developments in the United States. On the positive side, the dollar was strong and energy prices and inflation were low. On the negative side, the U.S. trade balance deteriorated as exports diminished while imports remained firm. The combined result was that the U.S. consumer benefited from solid economic growth, with employment gains and with real wages showing the sharpest increase in over 20 years. The Fund benefited from strong consumer spending, and retail stock holdings Wal-Mart Stores and Home Depot, (1.6% and 1.6% of net assets, respectively) were among the best-performing investments.

Q: Did any one sector stand out in terms of performance?

A: Pharmaceutical companies provided strong results for much of the year. Successful drug launches by several Fund holdings such as Eli Lilly and Pfizer (1.4% and 1.2% of net assets, respectively) helped lift our results. The pharmaceutical sector offered strong earnings prospects at a time when equity markets were turbulent and earnings in cyclical sectors waned. While we believe the sector offers further capital appreciation potential, we doubt returns will be as robust in 1999. We trimmed our weighting since June in that sector.

Q: Were there other areas of significance as far as performance? Any major changes in positioning?

A: Our stock selections in technology, communications and financial services did well this past year. To further diversify the Fund, we added Cisco Systems in the technology sector, MCI WorldCom in the telecommunications area, and Freddie Mac in the financial services area (1.7%, 1.5% and 1.3% of net assets, respectively).

Q: Were there any disappointments this past year?

A: Our investments in Real Estate Investment Trusts (REITs) did not meet expectations. Investors reduced their commitment to REITs in 1998 even though earnings have been solid and dividend yields high. Efforts in Washington to end tax breaks for certain REITs cast a shadow from January through mid-summer. In addition, a start to new construction in some markets and greater use of debt among REITs raised concerns that the industry would suffer in a slowing economy. We plan to maintain an exposure to REITs, because we believe they are excellent value investments that possess strong total return potential over the long term. We think investors will reward REITs with healthy balance sheets that can expand their earnings.

We also were disappointed by the performance of our holdings in the energy sector. As oil prices declined throughout the year, so did oil stock prices. We reduced the portfolio's position in energy stocks early in the year, so the negative impact was contained.
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PORTFOLIO MANAGER DISCUSSION
Stein Roe Balanced Fund, Variable Series  (continued)
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      Stein Roe Balanced Fund, Variable Series, and Standard & Poor's 500,
                      Morgan Stanley Capital International
           Europe, Australia and Far East (EAFE), and Lehman Brothers
                        Government/Corporate Bond Indexes

                          Average Annual Total Returns
                              at December 31, 1998
        1-Year       5-Year      Since Inception
        12.54%       13.05%          12.94%

Line Chart:
Growth of a hypothetical $10,000 investment Jan. 1, 1989 to Dec. 31, 1998
           Balanced   Standard & Poor's       Lehman Brothers      MSCI EAFE
               Fund           500 Index  Government/Corporate          Index
                                                   Bond Index
  1/1/89      10000               10000                 10000          10000
12/31/89      12238               13163                 11276          11054
12/31/90      12155               12754                 12309           8462
12/31/91      15550               16631                 14109           9488
12/31/92      16721               17896                 15121           8333
12/31/93      18274               19696                 16449          11046
12/31/94      17691               19955                 16132          11906
12/31/95      22197               27445                 18606          13240
12/31/96      25665               33742                 19359          14041
12/31/97      29982               44995                 20882          14290
12/31/98      33741               57864                 22644          17147

Q: How did the Fund's international equities perform?

A: Performance of international holdings was mixed. We scaled back our exposure to foreign stocks around August, when we believed the Federal Reserve would begin lowering interest rates. We aptly expected the U.S. equity market would perform better than many foreign markets in a lower interest rate environment. However, investments in countries such as the United Kingdom and Spain remained firm.

Q: How did the portfolio's fixed income securities perform?

A: Early in the year we focused on high-quality bonds, with a significant overweight position in Treasury bonds compared to our benchmark. Beginning in the summer, the income potential of high-quality corporate and mortgage bonds increased significantly as investors grew concerned about the effects of emerging market debt defaults, a slowing U.S. economy and homeowner refinancing activity. We saw this period as an opportunity to add value and yield to the portfolio. As the non-Treasury bond market recovered this past autumn, our positioning enhanced the Fund's total return. We've maintained a longer-than-average duration and maturity.

Q: What's your outlook for 1999?

A: We anticipate a moderate expansion, with real economic growth (as measured by Gross Domestic Product) of around 2.5.% versus the near 4% we saw in 1998. We also expect inflation to be contained, and in this environment we are looking for the Fed to make modest further cuts in U.S. interest rates later in 1999. This should be favorable for the fixed-income market.

With respect to the stock market, we expect corporate profits to be under pressure. That may make investors less willing to accept high price/earnings ratios. Challenges may come from negative affects of strong wage increases on profit margins. And competition from overseas should continue to be intense, as Asia and Latin America will look to exports to abate domestic problems. They may be exporting goods that are cheaper than those offered by U.S. companies, and that stiff competition could be tough for U.S. companies. A number of the foreign economies also continue to be in recession and U.S. companies that do a lot of selling overseas may experience less-favorable sales than they had in the past.

As a result, investors will have to be very selective in their equity holdings. We'll continue to focus on companies we believe can maintain or expand profits.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of total net assets. Portfolio holdings are as of Dec. 31, 1998, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500, MSCI EAFE, and Lehman Government/Corporate Bond Indexes are unmanaged groups of stocks that differ from the composition of each Stein Roe Fund; they are not available for direct investment. According to Lipper, Inc., a monitor of mutual fund performance, the median returns for the Fund's balanced fund peer group for the one-, five-year and life of fund periods ended Dec. 31, 1998 was 14.79%, 13.73% and 12.21%, respectively.

Foreign investments involve market, political and currency risks not associated with investing the United States.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.
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PORTFOLIO MANAGER DISCUSSION
Stein Roe Mortgage Securities Fund, Variable Series
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Q&A with William Wadden, Portfolio Manager of Stein Roe Mortgage Securities
Fund, Variable Series


Q: How did the Fund perform in 1998?

A: Stein Roe Mortgage Securities Fund, Variable Series, returned 6.80% for the 12-month period ended Dec. 31, 1998. In comparison, the average variable annuity mortgage securities fund had a total return of 7.17% for the year, according to Lipper, Inc.

Q: What happened in the market over the year?

A: This past year offered two dramatically different investment environments. During the first six months of 1998, the yield difference, or spread, between mortgage securities versus Treasuries, slowly increased in response to Asian economic turmoil and its perceived effects on the U.S. economy. A record amount of new mortgage bonds were also issued, modestly depressing prices. Still, interest rates were relatively stable, and this environment helped mortgages outperform both corporate bonds and Treasuries from January through June.

The second half of the year, and in particular the third quarter, was a tough period for mortgages and all other sectors of the fixed-income and equity markets other than Treasuries. This happened as threats of a global economic slowdown caused investors to seek the safety that Treasury investments provided. Then in autumn, the Federal Reserve acted decisively to reduce interest rates, bringing them down by 0.75% in three consecutive quarter-point cuts. During this period, the difference in yields between mortgage bonds and Treasuries widened sharply.

Prices of mortgages fell sharply when certain hedge funds were forced to sell a large amount of bonds to raise cash to pay off creditors. This selling of mortgage-backed securities created a supply/demand imbalance. Your Fund took advantage of this development and added high-quality mortgages to the portfolio at what we considered to be discount prices.

Q: How did purchases throughout 1998 affect the Fund's overall asset mix?

A: At the beginning of 1998, the Fund was underweighted in mortgages and had a larger than usual portion of its net assets in Treasuries and corporate bonds. By Dec. 31, 1998, we had increased the portfolio's commitment to mortgage securities to 89% of the Fund's net assets, from 72% at Dec. 31, 1997. Most of this increase occurred during the second half of 1998, and was aided by investing new contributions into mortgages as the Fund grew in size. We have retained a small portion of our corporate bond investments -- bonds rated A and BBB that still have good total return prospects.

Q: Where did you focus purchases in the mortgage securities sector?

A: Early in the year, our best investment opportunities were in longer-maturity, lower-coupon bonds that sold at slight discounts to their face value. During June, we were able to purchase attractive home equity loans. We like to add such holdings to the portfolio when opportunities arise because they offer two forms of prepayment protection. First, mortgage industry research has shown that home equity loans are less likely to be refinanced than conventional mortgages when interest rates fall. Second, we buy what are called non-accelerating senior bonds. These bonds have a structural provision that restricts them from receiving prepayments for a three-year period. This enables the bonds to maintain a stable stream of cash flow for a longer period of time, potentially enhancing the bonds' value.
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PORTFOLIO MANAGER DISCUSSION
Stein Roe Mortgage Securities Fund, Variable Series (continued)
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            Stein Roe Mortgage Securities Fund, Variable Series, and
                Lehman Brothers Mortgage-Backed Securities Index


                          Average Annual Total Returns
                              at December 31, 1998
           1-Year        5-Year    Since Inception
            6.80%         6.79%         8.23%

Line chart:
Growth of a hypothetical $10,000 investment Jan. 1, 1989 to Dec. 31, 1998

            Mortgage
          Securities       Lehman Mortgage-Backed
         Income Fund             Securities Index
1/89           10000                        10000
12/89          11284                        11535
12/90          12311                        12771
12/91          14094                        14779
12/92          14933                        15808
12/93          15868                        16890
12/94          15635                        16618
12/95          18077                        19410
12/96          18926                        20449
12/97          20368                        22390
12/98          22040                        23149

In October, we found a significant opportunity to make attractive purchases in high-coupon 30-year mortgages and in the commercial mortgage-backed sector. We increased the Fund's weighting in premium mortgages by 10 percentage points during the fourth quarter, from 7% of net assets at Sept. 30, 1998, to 17% of net assets as of Dec. 31, 1998.

Q: What do you foresee happening in the mortgage securities market in coming months?

A: Mortgages have historically outperformed other investment-grade fixed-income securities in a relatively stable interest rate environment. We believe rates will fluctuate within a more narrow range in 1999, than they did in 1998, and that should help the Fund do well. To participate in any bond price rally that may occur in the coming months, we also have a small position in long-term Treasury bonds.

Q: What kind of bonds do you plan to buy?

A: To enhance risk-adjusted returns, we plan to focus on shorter-duration bonds. Many of the higher-coupon bonds we purchased in October have shorter durations, and we think this is the place to be in what we believe may be a stable interest rate environment. We also expect to increase the Fund's exposure to credit-sensitive mortgages. These securities are exposed to credit defaults of the underlying borrowers and are therefore attractively priced in the market. The risk of principal loss in such bonds rated AA and A is remote and we expect sustained economic growth to provide a favorable environment for mortgage defaults.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of total net assets. Portfolio holdings are as of Dec. 31, 1998 and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Fund is neither insured nor guaranteed by the U.S. Government. Up to 20% of the Fund's assets may be invested in other types of securities. The Lehman Mortgage-Backed Securities Index is an unmanaged group of stocks that differs from the composition of each Stein Roe Fund; it is not available for direct investment. According to Lipper, Inc., a monitor of mutual fund performance, the median returns for the Fund's variable annuity mortgage fund peer group for the one-, five- and life of fund periods ended Dec. 31, 1998, were 7.17%, 6.80% and 8.84%, respectively.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.
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PORTFOLIO MANAGER DISCUSSION
Stein Roe Money Market Fund, Variable Series
--------------------------------------------------------------------------------

Q&A with Jane Naeseth, Portfolio Manager of Stein Roe Money Market Fund, Variable Series

Q: How did the Fund perform during calendar year 1998?

A: The Fund's total return was 5.17% for the year ended Dec. 31, 1998. Income potential remained attractive because the supply of securities was plentiful and prices were low. Institutional investors sought to "clean house" at year's end by selling their excess inventory of money market securities such as commercial paper. This provided a buying opportunity for the Fund.

For the period, the average money market fund provided a return of 5.10%, according to Lipper, Inc. and the unmanaged 90-day Treasury Bill Index, returned 4.88%.

Q: What transpired during the year?

A: Interest rates remained stagnant from January to June. The difference in income potential between money market securities and long-term bonds was very narrow, which means investors were not rewarded for taking on additional interest rate risk. At June 30, 1998, the rate banks charge each other for overnight loans stood at 5.5% while the average yield of 30-year U.S. bonds was 5.6%.

This changed dramatically beginning in July. Russia's debt default, Asia's recession and signs of weakness in the domestic economy prompted the Federal Reserve to reduce short-term interest rates to 4.75%. Long rates, meanwhile, fell to just over 5% by year's end.

Q: Did the rate reductions detract from the portfolio's return?

A: We structured the portfolio to take advantage of the anticipated interest rate cuts in the latter part of the year by lengthening average maturity from over 33 days at June 30, 1998, to 40 days by Dec. 31, 1998, and that supported performance.

Q: If rates are reduced further, what impact will it have on the Fund in coming months?

A: While returns were not affected in 1998, if rates are lowered, we anticipate that will affect the portfolio's income potential in early 1999. Given the fact that most economists expect inflation to remain under 2% in 1999, we believe the Fund's income potential is likely to remain attractive. In 1998, consumer prices rose just 1.5%, the slowest pace in nearly 12 years, and we believe this trend can continue.

Q: How did you position the Fund within sectors during the period?

A: We have invested more than half the Fund's net assets in regular commercial paper, which appeared to offer the best risk/reward ratio. We slightly increased the letter of credit commercial paper positions, taking advantage of some value purchases in those sectors. When a portion of our Yankee CD holdings matured, we did not replace them with holdings in this sector. To try to ensure liquidity, we're steering away from anything with potential international exposure.

During the year, our holdings in federal agency securities were refinanced by the issuer. We would have liked to maintain the Fund's allocation to agency securities. However, at the time our holdings were called, similar securities were too expensive, in our view. We also looked to add floating rate notes (variable rate corporate securities) to the portfolio during 1998. However, we could not find any floating rate notes offered at prices we considered attractive.

Q: What's your strategy for coming months?

A: We expect to maintain a maturity range similar to our current positioning and invest primarily in U.S. commercial paper.

Past performance is no guarantee of future results. Total return performance includes reinvestment of income. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. According to Lipper, Inc., a monitor of mutual fund performance, the median total returns for the Fund's money market fund peer group for the one-, five-year, and life of fund periods ended Dec. 31, 1998, were 5.10%, 4.92% and 5.17%, respectively.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
of SteinRoe Variable Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Stein Roe Special Venture Fund, Variable Series; Stein Roe Growth, Stock Fund, Variable Series; Stein Roe Balanced Fund, Variable Series; Stein Roe Mortgage Securities Fund, Variable Series; Stein Roe Money Market Fund, Variable Series, all constituent funds of SteinRoe Variable Investment Trust, as of December 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SteinRoe Variable Investment Trust as of December 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.



                                                                        KPMG LLP

Chicago, Illinois
February 12, 1999

---------------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Stein Roe Special Venture Fund, Variable Series / December 31, 1998
---------------------------------------------------------------------------------------------------------
                                                                                                   Market
                                                                            Shares                  Value
---------------------------------------------------------------------------------------------------------
COMMON STOCKS--(91.1%)
Aerospace and Defense Equipment--(1.6%)
Alliant Techsystems (a)                                                     13,000            $ 1,071,688
Orbital Sciences (a)                                                        24,700              1,092,975
                                                                                              -----------
                                                                                                2,164,663
                                                                                              -----------
Apparel Manufacturers--(2.4%)
Columbia Sportswear (a)                                                    185,700              3,133,687
                                                                                              -----------


Banks and Savings & Loans--(4.4%)
Centura Banks                                                               18,100              1,346,187
Commerce Bancorp                                                            19,200              1,008,000
Cullen/Frost Bankers                                                        22,900              1,256,637
National Bancorp of Alaska                                                  64,800              2,187,000
                                                                                              -----------
                                                                                                5,797,824
                                                                                              -----------
Beverages--(0.9%)
Canandaigua Brands, class A (a)                                             20,000              1,156,250
                                                                                              -----------


Broadcasting and Media--(2.6%)
Metro Networks (a)                                                          81,400              3,469,675
                                                                                              -----------


Building--(1.6%)
D.R. Horton                                                                 53,500              1,230,500
Champion Enterprises (a)                                                    33,700                922,537
                                                                                              -----------
                                                                                                2,153,037
                                                                                              -----------
Business Services--(5.8%)
HA-LO Industries (a)                                                        37,100              1,395,887
Interim Services (a)                                                        93,000              2,173,875
Metamor Worldwide (a)                                                      136,000              3,400,000
Paychex                                                                     12,700                653,256
                                                                                              -----------
                                                                                                7,623,018
                                                                                              -----------
Circuits--(1.6%)
Vitesse Semiconductor (a)                                                   47,600              2,171,750
                                                                                              -----------


Commercial Services--(0.4%)
Iron Mountain (a)                                                           15,300                551,756
                                                                                              -----------


Communications Equipment and Services--(1.5%)
Inter-Tel                                                                   47,800              1,117,325
Uniphase (a)                                                                12,500                867,187
                                                                                              -----------
                                                                                                1,984,512
                                                                                              -----------

                                                                                                   Market
                                                                            Shares                  Value
Computer Hardware, Software and Services--(11.4%)
BARRA (a)                                                                  127,700            $ 3,016,912
BISYS Group (a)                                                             17,500                903,437
HNC Software (a)                                                            12,200                493,337
Hyperion Solutions (a)                                                      27,500                495,000
Jack Henry & Associates                                                     17,000                845,750
Kronos (a)                                                                  20,900                926,131
Mercury Interactive (a)                                                     26,500              1,676,125
National Computer Systems                                                   35,000              1,295,000
National Instruments (a)                                                    14,800                505,050
Sapient (a)                                                                  8,500                476,000
SPSS (a)                                                                    34,900                658,738
Transacton Systems Architects,
   class A (a)                                                              18,400                920,000
VERITAS Software (a)                                                         7,400                443,538
Verity (a)                                                                  29,000                768,500
Whittman-Hart (a)                                                           56,700              1,566,338
                                                                                              -----------
                                                                                               14,989,856
                                                                                              -----------
Consulting Services--(1.0%)
Comdisco                                                                    32,200                543,375
Metzler Group (a)                                                           15,000                730,313
                                                                                              -----------
                                                                                                1,273,688
                                                                                              -----------
Cosmetics--(3.1%)
Nu Skin Enterprises, class A (a)                                           173,300              4,094,213
                                                                                              -----------


Data Processing and Management--(2.5%)
Acxiom (a)                                                                  29,800                923,800
American Management Systems (a)                                             40,800              1,632,000
SEI Investments                                                              7,700                765,188
                                                                                              -----------
                                                                                                3,320,988
                                                                                              -----------
Diversified Operations--(2.2%)
SPS Technologies (a)                                                        20,000              1,132,500
Triarc Companies (a)                                                       114,000              1,824,000
                                                                                              -----------
                                                                                                2,956,500
                                                                                              -----------
Electronic Components--(3.7%)
Burr-Brown (a)                                                              17,300                405,469
C-Cube Microsystems (a)                                                     38,300              1,038,887
CTS                                                                         22,900                996,150
Etec Systems (a)                                                             9,500                380,000
Gentex (a)                                                                  53,500              1,070,000
Novellus Systems (a)                                                        19,200                950,400
                                                                                              -----------
                                                                                                4,840,906
                                                                                              -----------
Fertilizers--(0.5%)
Scotts Co., class A (a)                                                     18,800                722,625
                                                                                              -----------

                       See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS                                                                            Market
(Continued)                                                                 Shares                  Value
COMMON STOCKS (Continued)
Finance Services--(1.5%)
Heller Financial                                                            28,100             $  825,438
Jefferies Group                                                             22,800              1,131,450
                                                                                              -----------
                                                                                                1,956,888
                                                                                              -----------
Food Products--(1.5%)
Smithfield Foods (a)                                                        30,500              1,033,187
Whole Foods Market (a)                                                      18,900                914,288
                                                                                              -----------
                                                                                                1,947,475
                                                                                              -----------
Health Services and Equipment--(5.5%)
Express Scripts, class A (a)                                                23,200              1,557,300
Orthodontic Centers of America (a)                                          68,000              1,321,750
Renal Care Group (a)                                                        42,500              1,224,531
UroQuest Medical Corp. (a)                                                  36,200                 36,200
Xomed Surgical Products (a)                                                 95,850              3,067,200
                                                                                              -----------
                                                                                                7,206,981
                                                                                              -----------
Home Furnishings--(0.6%)
Ethan Allen Interiors                                                       18,800                770,800
                                                                                              -----------


Insurance--(1.1%)
Mutual Risk Management                                                      36,200              1,416,325
                                                                                              -----------


Internet--(0.3%)
Inktomi (a)                                                                  3,000                388,125
                                                                                              -----------


Machinery Tools and Products--(1.0%)
Applied Power, class A                                                      17,200                649,300
MotivePower Industries (a)                                                  21,600                695,250
                                                                                              -----------
                                                                                                1,344,550
                                                                                              -----------
Manufacturing Services--(0.8%)
Sanmina (a)                                                                 17,100              1,068,750
                                                                                              -----------


Marketing Services--(2.7%)
ADVO (a)                                                                    28,800                759,600
Catalina Marketing (a)                                                      41,100              2,810,213
                                                                                              -----------
                                                                                                3,569,813
                                                                                              -----------
Medical-Biomedical Genetics--(0.4%)
Liposome Company (a)                                                        30,800                475,475
                                                                                              -----------


Metals--(1.2%)
Stillwater Mining Company (a)                                               37,700              1,545,700
                                                                                              -----------


Miscellaneous Manufacturing--(1.4%)
AptarGroup                                                                  35,100                984,994
IDEXX Laboratories (a)                                                      32,300                869,072
                                                                                              -----------
                                                                                                1,854,066
                                                                                              -----------
Networking--(0.6%)
Xircom (a)                                                                  23,200                788,800
                                                                                              -----------

                                                                                                   Market
                                                                            Shares                  Value
Oil and Gas--(1.8%)
Barrett Resources (a)                                                       42,600            $ 1,022,400
Petroleum Geo-Services ADRs (a)                                             83,000              1,307,250
                                                                                              -----------
                                                                                                2,329,650
                                                                                              -----------
Pharmaceuticals--(2.3%)
Alpharma, class A                                                           18,700                660,344
Barr Laboratories (a)                                                       22,400              1,075,200
MedImmune (a)                                                               13,600              1,352,350
                                                                                              -----------
                                                                                                3,087,894
                                                                                              -----------
Printing Services--(0.9%)
Consolidated Graphics (a)                                                   18,100              1,222,881
                                                                                              -----------


Retail--(9.9%)
CEC Entertainment (a)                                                       18,200                505,050
CKE Restaurants                                                             27,060                796,579
Cheesecake Factory (a)                                                      29,100                862,997
Fastenal                                                                    75,000              3,300,000
Just For Feet (a)                                                           54,400                945,200
K-Swiss, class A                                                            31,900                857,312
Linens 'n Things (a)                                                        38,600              1,529,525
Men's Wearhouse (a)                                                         40,500              1,285,875
O'Reilly Automotive (a)                                                     11,600                548,100
Ruby Tuesday                                                                41,700                886,125
Williams-Sonoma (a)                                                         38,000              1,531,875
                                                                                              -----------
                                                                                               13,048,638
                                                                                              -----------
Research and Development--(0.4%)
PAREXEL International (a)                                                   23,600                590,000
                                                                                              -----------


Schools--(1.2%)
DeVry (a)                                                                   53,700              1,644,563
                                                                                              -----------


Scientific Instruments--(0.5%)
Dionex (a)                                                                  17,500                640,938
                                                                                              -----------


Supply Services--(0.8%)
G & K Services, class A                                                     20,000              1,065,000
                                                                                              -----------


Textiles--(0.8%)
Mohawk Industries (a)                                                       24,100              1,013,706
                                                                                              -----------


Therapeutics--(0.9%)
Biomatrix (a)                                                               20,900              1,217,425
                                                                                              -----------


Transportation--(1.1%)
COMAIR Holdings                                                             20,900                705,375
Polaris Industries                                                          17,200                674,025
                                                                                              -----------
                                                                                                1,379,400
                                                                                              -----------

                       See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS                                                                            Market
(Continued)                                                                 Shares                  Value
COMMON STOCKS (Continued)
Wholesale Distribution--(4.7%)
Brightpoint (a)                                                             62,500           $    859,375
Earthgrains                                                                 38,100              1,178,719
Henry Schein (a)                                                            24,800              1,109,800
School Specialty (a)                                                        37,000                790,875
U.S.A. Floral Products (a)                                                 200,000              2,300,000
                                                                                              -----------
                                                                                                6,238,769
                                                                                              -----------
Total Common Stocks
(Cost $106,270,683)                                                                           120,217,560
                                                                                              -----------

                                                                         Principal                 Market
                                                                            Amount                  Value
SHORT-TERM OBLIGATIONS--(9.3%)
Commercial Paper--(9.3%)
Associate Corp. of North America
   5.08%  1/4/99                                                        $7,250,000            $ 7,246,931
Enterprise Funding
   6.00% 1/4/99                                                          5,000,000              4,997,500
                                                                                              -----------
Total Short-Term Obligations
(Cost $12,244,431)                                                                             12,244,431
                                                                                              -----------
Total Investments--(100.4%)
(Cost $118,515,114) (b)                                                                        132,461,991
Other Assets, Less Liabilities--(-0.4%)                                                           (532,845)
                                                                                              ------------
Total Net Assets--(100.0%)                                                                    $131,929,146
                                                                                              ============

Notes to Portfolio of Investments
--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) At December 31, 1998, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was
    $13,946,877, comprised of gross unrealized appreciation of $18,486,975 and gross unrealized depreciation of $4,540,098.

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Special Venture Fund, Variable Series / December 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments, at market value (identified cost $118,515,114) .............................................             $ 132,461,991
Receivable for investments sold .........................................................................                   237,542
Cash ....................................................................................................                    55,334
Dividends receivable ....................................................................................                    14,898
Receivable for fund shares sold .........................................................................                     2,818
Other assets ............................................................................................                    14,955
                                                                                                                      -------------
     Total assets .......................................................................................               132,787,538
                                                                                                                      -------------
Liabilities:
Payable for investments purchased .......................................................................                   539,247
Payable for fund shares repurchased .....................................................................                   164,014
Payable to investment adviser ...........................................................................                    61,181
Accrued expenses payable ................................................................................                    93,950
                                                                                                                      -------------
     Total liabilities ..................................................................................                   858,392
                                                                                                                      -------------
Net assets ..............................................................................................             $ 131,929,146
                                                                                                                      =============
Net assets represented by:
   Paid-in capital ......................................................................................             $ 148,794,713
   Net unrealized appreciation on investments ...........................................................                13,947,124
   Accumulated undistributed net investment income ......................................................                      --
   Accumulated net realized losses on investments .......................................................               (30,812,691)
                                                                                                                      -------------
Total net assets applicable to outstanding shares of beneficial interest ................................             $ 131,929,146
                                                                                                                      =============
Shares of beneficial interest outstanding ...............................................................                 9,688,006
                                                                                                                      =============
Net asset value per share ...............................................................................             $       13.62
                                                                                                                      =============
------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
Interest income .........................................................................................              $    528,919
Dividends (net of foreign taxes withheld of $5,979) .....................................................                   332,912
                                                                                                                       ------------
     Total investment income ............................................................................                   861,831
                                                                                                                       ------------
Expenses:
   Management fee .......................................................................................                   810,605
   Administrative fee ...................................................................................                   243,182
   Audit and legal fees .................................................................................                    30,054
   Printing expense .....................................................................................                    29,787
   Accounting fee .......................................................................................                    27,878
   Trustees' expense ....................................................................................                    10,906
   Transfer agent fee ...................................................................................                     7,500
   Miscellaneous expense ................................................................................                    54,335
                                                                                                                       ------------
     Total expenses .....................................................................................                 1,214,247
                                                                                                                       ------------
Net investment loss .....................................................................................                  (352,416)
Realized and unrealized gains (losses) on investments:
   Net realized loss on investments .....................................................................               (30,757,173)
   Change in unrealized appreciation or depreciation on investments .....................................                   239,589
                                                                                                                       ------------
Net decrease in net assets resulting from operations ....................................................              $(30,870,000)
                                                                                                                       ============
                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Special Venture Fund, Variable Series
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Years Ended December 31,
                                                                                                      1998                 1997
                                                                                                 -------------        --------------
Operations:
   Net investment income (loss) ..........................................................       $    (352,416)       $      84,501
   Net realized gains (losses) on investments ............................................         (30,757,173)          16,866,896
   Change in unrealized appreciation or depreciation on investments ......................             239,589           (2,574,259)
                                                                                                 -------------        -------------
Net increase (decrease) in net assets resulting from operations ..........................         (30,870,000)          14,377,138
                                                                                                 -------------        -------------
Distributions declared from:
   Net investment income .................................................................             (51,000)            (265,000)
   Net realized gains on investments .....................................................         (16,912,000)         (36,940,000)
                                                                                                 -------------        -------------
Total distributions ......................................................................         (16,963,000)         (37,205,000)
                                                                                                 -------------        -------------
Fund share transactions:
   Proceeds from fund shares sold ........................................................          24,033,730           56,760,177
   Cost of fund shares repurchased .......................................................         (61,824,339)         (66,766,579)
   Distributions reinvested ..............................................................          16,963,000           37,205,000
                                                                                                 -------------        -------------
Net increase (decrease) in net assets resulting from fund share transactions .............         (20,827,609)          27,198,598
                                                                                                 -------------        -------------
Total increase (decrease) in net assets ..................................................         (68,660,609)           4,370,736
Net assets:
   Beginning of year .....................................................................         200,589,755          196,219,019
                                                                                                 -------------        -------------
   End of year ...........................................................................       $ 131,929,146        $ 200,589,755
                                                                                                 =============        =============
Accumulated undistributed net investment income included in ending net assets ............       $        --          $      50,834
                                                                                                 =============        =============
Analysis of changes in shares of beneficial interest:
   Shares sold ...........................................................................           1,645,338            3,128,771
   Shares repurchased ....................................................................          (4,101,552)          (3,703,394)
   Distributions reinvested ..............................................................             998,996            2,256,218
                                                                                                 -------------        -------------
Net increase (decrease) ..................................................................          (1,457,218)           1,681,595
                                                                                                 =============        =============

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Special Venture Fund, Variable Series
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Years Ended December 31,
                                                                -----------------------------------------------------------------
                                                                   1998          1997          1996         1995          1994
                                                                ---------    ---------     ---------     ---------    ---------
Per share operating performance:
Net asset value, beginning of year                              $   18.00    $   20.73     $   16.33     $   14.74    $   16.53
                                                                ---------    ---------     ---------     ---------    ---------
Net investment income (loss)                                        (0.04)        0.01          0.04          0.04         0.06
Net realized and unrealized gains (losses) on investments           (2.77)        1.25          4.36          1.69         0.09
                                                                ---------    ---------     ---------     ---------    ---------
Total from investment operations                                    (2.81)        1.26          4.40          1.73         0.15
                                                                ---------    ---------     ---------     ---------    ---------
Less distributions:
   Dividends from net investment income                                --        (0.03)        --            (0.04)       (0.07)
   Distributions from net realized gains on investments             (1.57)       (3.96)        --            (0.10)       (1.87)
                                                                ---------    ---------     ---------     ---------    ---------
Total distributions                                                 (1.57)       (3.99)        --            (0.14)       (1.94)
                                                                ---------    ---------     ---------     ---------    ---------
Net asset value, end of year                                    $   13.62     $  18.00     $   20.73     $   16.33    $   14.74
                                                                =========     ========     =========     =========    =========
Total return:
Total investment return                                            (17.30)%       7.81%        26.94%        11.75%        1.19%(b)
Ratios/supplemental data:
Net assets, end of year (000's)                                  $131,929     $200,590      $196,219      $143,248     $134,078
Ratio of expenses to average net assets                              0.75%        0.73%         0.75%         0.76%        0.80%(a)
Ratio of net investment income (loss) to average net assets         (0.22)%       0.04%         0.20%         0.26%        0.44%(b)
Portfolio turnover ratio                                              103%          93%          100%          132%         144%

(a) These ratios were not materially affected by the reimbursement of certain expenses by the investment adviser. (b) Computed giving effect to the investment adviser's expense limitation undertaking.

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Stein Roe Growth Stock Fund, Variable Series / December 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Market
                                                                            Shares                  Value
COMMON STOCKS--(95.6%)
Banks--(2.2%)
BankAmerica                                                                100,000            $ 6,012,500
                                                                                             ------------


Business Services--(2.8%)
Paychex                                                                    150,000              7,715,625
                                                                                             ------------


Computers and Computer Software--(15.5%)
Cisco Systems (a)                                                          170,000             15,778,125
EMC (a)                                                                    110,000              9,350,000
Intel                                                                       60,000              7,113,750
Microsoft (a)                                                               70,000              9,708,125
                                                                                             ------------
                                                                                               41,950,000
                                                                                             ------------
Consumer Related--(5.4%)
Gillette                                                                   135,000              6,522,188
Procter & Gamble                                                            90,000              8,218,125
                                                                                             ------------
                                                                                               14,740,313
                                                                                             ------------
Drugs--(9.7%)
Eli Lilly & Company                                                        100,000              8,887,500
Merck & Company                                                             50,000              7,384,375
Pfizer                                                                      80,000             10,035,000
                                                                                             ------------
                                                                                               26,306,875
                                                                                             ------------
Electrical Equipment--(3.8%)
General Electric                                                           100,000             10,206,250
                                                                                             ------------


Energy--(1.4%)
Schlumberger Limited                                                        80,000              3,690,000
                                                                                             ------------


Financial Services--(9.4%)
American Express                                                            75,000              7,668,750
Citigroup                                                                  150,000              7,425,000
Fannie Mae                                                                 140,000             10,360,000
                                                                                             ------------
                                                                                               25,453,750
                                                                                             ------------
Food, Beverage and Tobacco--(2.2%)
Coca-Cola                                                                   90,000              6,018,750
                                                                                             ------------


Health Care--(2.8%)
Cardinal Health                                                            100,000              7,587,500
                                                                                             ------------


Insurance--(3.5%)
American International Group                                               100,000              9,662,500
                                                                                             ------------

                                                                                                   Market
                                                                            Shares                  Value
Leisure and Entertainment--(6.2%)
Time Warner                                                                200,000           $ 12,412,500
Walt Disney                                                                150,000              4,500,000
                                                                                             ------------
                                                                                               16,912,500
                                                                                             ------------
Medical Supplies--(3.4%)
Medtronic                                                                  125,000              9,281,250
                                                                                             ------------


Retail--(9.2%)
Home Depot                                                                 200,000             12,237,500
Kohl's (a)                                                                 160,000              9,830,000
Walgreen Co.                                                                50,000              2,928,125
                                                                                             ------------
                                                                                               24,995,625
                                                                                             ------------
Rubber, Plastic and Related--(1.9%)
Illinois Tool Works                                                         90,000              5,220,000
                                                                                             ------------


Telecommunications--(16.2%)
LM Ericsson Telecommunications ADRs                                        210,000              5,026,875
Lucent Technologies                                                         90,000              9,900,000
Motorola                                                                   125,000              7,632,812
Tellabs (a)                                                                130,000              8,913,125
MCI WorldCom (a)                                                           175,000             12,556,250
                                                                                             ------------
                                                                                               44,029,062
                                                                                             ------------
Total Common Stocks
(Cost $111,082,021)                                                                           259,782,500
                                                                                             ------------
                                                                         Principal
                                                                            Amount
SHORT-TERM OBLIGATION--(4.4%)
Commercial Paper--(4.4%)
Associates Corp. of North America
   5.080% 1/4/99
   (Cost $11,934,945)                                                  $11,940,000             11,934,945
                                                                                             ------------


Total Investments--(100.0%)
(Cost $123,016,966) (b)                                                                       271,717,445
Other Assets, less Liabilities--(0.0%)                                                           (133,567)
                                                                                             ------------
Total Net Assets (100.0%)                                                                    $271,583,878
                                                                                             ============

Notes to Portfolio of Investments
--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) At December 31, 1998, the cost of investments for federal income tax purposes was $123,018,206. Net unrealized appreciation was $148,699,239, comprised of gross unrealized appreciation of $149,836,222 and gross unrealized depreciation of $1,136,983.

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Growth Stock Fund, Variable Series / December 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments, at market value (identified cost $123,016,966) ..............................................              $271,717,445
Dividends receivable .....................................................................................                   144,417
Receivable for fund shares sold ..........................................................................                    65,824
Cash .....................................................................................................                    58,681
Other assets .............................................................................................                    12,599
                                                                                                                        ------------
     Total assets ........................................................................................               271,998,966
                                                                                                                        ------------
Liabilities:
Payable for fund shares repurchased ......................................................................                   244,520
Payable to investment adviser ............................................................................                   136,629
Accrued expenses payable .................................................................................                    33,939
                                                                                                                        ------------
     Total liabilities ...................................................................................                   415,088
                                                                                                                        ------------
Net assets ...............................................................................................              $271,583,878
                                                                                                                        ============
Net assets represented by:
   Paid-in capital .......................................................................................              $114,312,846
   Net unrealized appreciation on investments ............................................................               148,700,739
   Accumulated net realized gains on investments .........................................................                 8,081,725
   Accumulated undistributed net investment income .......................................................                   488,568
                                                                                                                        ------------
Total net assets applicable to outstanding shares of beneficial interest .................................              $271,583,878
                                                                                                                        ============
Shares of beneficial interest outstanding ................................................................                 6,238,558
                                                                                                                        ============
Net asset value per share ................................................................................              $      43.53
                                                                                                                        ============
------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
Dividends ..................................................................................................             $ 1,677,970
Interest income ............................................................................................                 449,624
                                                                                                                         -----------
     Total investment income ...............................................................................               2,127,594
                                                                                                                         -----------
Expenses:
   Management fee ..........................................................................................               1,177,442
   Administrative fee ......................................................................................                 353,233
   Accounting fee ..........................................................................................                  29,708
   Audit and legal fees ....................................................................................                  25,049
   Printing expense ........................................................................................                  24,864
   Trustees' expense .......................................................................................                  15,401
   Transfer agent fee ......................................................................................                   7,500
   Miscellaneous expense ...................................................................................                   5,177
                                                                                                                         -----------
     Total expenses ........................................................................................               1,638,374
                                                                                                                         -----------
Net investment income ......................................................................................                 489,220
Realized and unrealized gains on investments:
   Net realized gains on investments .......................................................................               8,083,201
   Change in unrealized appreciation or depreciation on investments ........................................              50,182,311
                                                                                                                         -----------
Net increase in net assets resulting from operations .......................................................             $58,754,732
                                                                                                                         ===========
                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Growth Stock Fund, Variable Series
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Years Ended December 31,
                                                                                                      1998                 1997
Operations:
   Net investment income .................................................................       $     489,220        $     610,654
   Net realized gains on investments .....................................................           8,083,201           12,625,736
   Change in unrealized appreciation or depreciation on investments ......................          50,182,311           39,257,702
                                                                                                 -------------        -------------
Net increase in net assets resulting from operations .....................................          58,754,732           52,494,092
                                                                                                 -------------        -------------
Distributions declared from:
   Net investment income .................................................................            (590,000)            (710,000)
   Net realized gains on investments .....................................................         (12,603,000)          (7,500,000)
                                                                                                 -------------        -------------
Total distributions ......................................................................         (13,193,000)          (8,210,000)
                                                                                                 -------------        -------------
Fund share transactions:
   Proceeds from fund shares sold ........................................................          61,216,357           35,528,562
   Cost of fund shares repurchased .......................................................         (61,786,672)         (36,502,167)
   Distributions reinvested ..............................................................          13,193,000            8,210,000
                                                                                                 -------------        -------------
Net increase in net assets resulting from fund share transactions ........................          12,622,685            7,236,395
                                                                                                 -------------        -------------
Total increase in net assets .............................................................          58,184,418           51,520,487
Net assets:
   Beginning of year .....................................................................         213,399,461          161,878,974
                                                                                                 -------------        -------------
   End of year ...........................................................................       $ 271,583,878        $ 213,399,461
                                                                                                 =============        =============
Accumulated undistributed net investment income included in ending net assets ............       $     488,568        $     589,348
                                                                                                 =============        =============
Analysis of changes in shares of beneficial interest:
   Shares sold ...........................................................................           1,526,333            1,104,794
   Shares repurchased ....................................................................          (1,560,693)          (1,131,238)
   Distributions reinvested ..............................................................             366,676              274,215
                                                                                                 -------------        -------------
Net increase .............................................................................             332,316              247,771
                                                                                                 =============        =============

------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Growth Stock Fund, Variable Series
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Years Ended December 31,
                                                                   -----------------------------------------------------------------
                                                                      1998          1997          1996         1995          1994
                                                                   ---------    ---------     ---------     ---------    ---------
Per share operating performance:
Net asset value, beginning of year                                 $   36.13    $   28.61     $   23.59     $   18.11    $   20.65
                                                                   ---------    ---------     ---------     ---------    ---------
Net investment income                                                   0.08         0.10          0.13          0.15         0.15
Net realized and unrealized gains (losses)
   on investments                                                       9.54         8.84          4.89          6.68        (1.46)
                                                                   ---------    ---------     ---------     ---------    ---------
Total from investment operations                                        9.62         8.94          5.02          6.83        (1.31)
                                                                   ---------    ---------     ---------     ---------    ---------
Less distributions:
   Dividends from net investment income                                (0.10)       (0.12)           --         (0.15)       (0.17)
   Distributions from net realized gains on investments                (2.12)       (1.30)           --         (1.20)       (1.06)
                                                                   ---------    ---------     ---------     ---------    ---------
Total distributions                                                    (2.22)       (1.42)           --         (1.35)       (1.23)
                                                                   ---------    ---------     ---------     ---------    ---------
Net asset value, end of year                                       $   43.53    $   36.13     $   28.61     $   23.59    $   18.11
                                                                   =========    =========     =========     =========    =========
Total return:
Total investment return                                                27.91%       32.28%        21.28%        37.73%       (6.35)%
Ratios/supplemental data:
Net assets, end of year (000's)                                     $271,584     $213,399      $161,879      $136,834      $98,733
Ratio of expenses to average net assets                                 0.70%        0.71%         0.73%         0.74%        0.77%
Ratio of net investment income to average net assets                    0.21%        0.32%         0.49%         0.72%        0.75%
Portfolio turnover ratio                                                  40%          28%           35%           41%          72%

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Stein Roe Balanced Fund, Variable Series / December 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Market
                                                                                  Shares            Value
COMMON STOCKS--(57.6%)
Automotive--(1.1%)
Ford Motor Company......................................                          70,000     $  4,108,125
                                                                                             ------------


Banks--(3.9%)
Banc One................................................                          53,000        2,706,312
BankAmerica.............................................                          54,000        3,246,786
Bayerische Vereinsbank..................................                          33,000        2,585,672
Royal Bank of Scotland Group............................                         225,000        3,620,012
U.S. Bancorp............................................                          60,000        2,130,000
                                                                                             ------------
                                                                                               14,288,782
                                                                                             ------------
Building and Construction--(1.3%)
Masco...................................................                          80,000        2,300,000
Royal Group Technologies Limited (a)....................                         100,000        2,231,250
                                                                                             ------------
                                                                                                4,531,250
                                                                                             ------------
Chemicals--(1.5%)
E.I. du Pont de Nemours.................................                          48,000        2,547,000
Monsanto................................................                          58,100        2,759,750
                                                                                             ------------
                                                                                                5,306,750
                                                                                             ------------
Commercial Services--(1.1%)
Unilever................................................                          47,000        3,898,062
                                                                                             ------------


Computers--(1.3%)
Microsoft (a)...........................................                          35,000        4,854,062
                                                                                             ------------


Drugs and Health Care--(7.6%)
Abbott Laboratories.....................................                          85,000        4,165,000
ALZA (a)................................................                          47,000        2,455,750
American Home Products..................................                          72,000        4,054,500
Bristol-Myers Squibb....................................                          34,000        4,549,625
Elan ADRs (a)...........................................                          41,000        2,852,062
Eli Lilly & Company.....................................                          55,000        4,888,125
Pfizer..................................................                          36,000        4,515,750
                                                                                             ------------
                                                                                               27,480,812
                                                                                             ------------
Electrical Equipment--(2.8%)
Emerson Electric........................................                          62,000        3,751,000
General Electric........................................                          50,000        5,103,125
Hubbell, class B........................................                          37,000        1,406,000
                                                                                             ------------
                                                                                               10,260,125
                                                                                             ------------
Electronics--(2.7%)
AMP.....................................................                          52,000        2,707,250
Intel...................................................                          35,000        4,149,687
Motorola................................................                          45,000        2,747,813
                                                                                             ------------
                                                                                                9,604,750
                                                                                             ------------

                                                                                                   Market
                                                                                  Shares            Value
Financial Services--(3.7%)
Citigroup...............................................                          72,500     $  3,588,750
Freddie Mac.............................................                          73,000        4,703,938
Fannie Mae..............................................                          31,000        2,294,000
Heller Financial........................................                         101,000        2,966,875
                                                                                             ------------
                                                                                               13,553,563
                                                                                             ------------
Food, Beverage and Tobacco--(2.5%)
PepsiCo.................................................                          70,000        2,865,625
Philip Morris Companies.................................                          65,000        3,477,500
Sara Lee................................................                         100,000        2,818,750
                                                                                             ------------
                                                                                                9,161,875
                                                                                             ------------
Funeral Services--(0.7%)
Service Corporation International.......................                          70,000        2,664,375
                                                                                             ------------


Housewares--(0.3%)
Newell..................................................                          30,000        1,237,500
                                                                                             ------------

Index Depositary Receipts--(2.9%)
S&P 400 Depositary Receipts.............................                          50,000        3,646,875
S&P 500 Depositary Receipts.............................                          28,400        3,493,200
World Equity Benchmark Shares (WEBS)
   Japan Index Series...................................                         310,000        3,177,500
                                                                                             ------------
                                                                                               10,317,575
                                                                                             ------------
Insurance--(0.8%)
American International Group............................                          30,000        2,898,750
                                                                                             ------------

Medical Technology--(1.7%)
IMS Health..............................................                          41,000        3,092,937
Medtronic...............................................                          41,000        3,044,250
                                                                                             ------------
                                                                                                6,137,187
                                                                                             ------------
Networking Products--(1.7%)
Cisco Systems (a).......................................                          67,000        6,218,438
                                                                                             ------------

Oil and Gas--(1.7%)
British Petroleum ADRs (a)..............................                          31,000        2,778,375
Conoco (a)..............................................                          35,600          743,150
Mobil...................................................                          30,000        2,613,750
                                                                                             ------------
                                                                                                6,135,275
                                                                                             ------------
Radio and Television--(2.0%)
Clear Channel Communications (a)........................                          50,000        2,725,000
Comcast.................................................                          55,000        3,227,812
Infinity Broadcasting (a)...............................                          43,300        1,185,338
                                                                                             ------------
                                                                                                7,138,150
                                                                                             ------------

SCHEDULE OF INVESTMENTS                                                                            Market
(Continued)                                                                       Shares            Value
COMMON STOCKS (Continued)
Real Estate--(1.2%)
Equity Residential Properties Trust.....................                          48,000     $  1,941,000
Reckson Associates Realty Corporation...................                         103,800        2,303,063
                                                                                             ------------
                                                                                                4,244,063
                                                                                             ------------
Retail--(4.5%)
Home Depot..............................................                          95,000        5,812,813
Kohl's (a)..............................................                          52,000        3,194,750
Saks (a)................................................                          54,000        1,704,375
Wal-Mart Stores.........................................                          70,000        5,700,625
                                                                                             ------------
                                                                                               16,412,563
                                                                                             ------------
Telecommunications--(7.5%)
AirTouch Communications (a).............................                          65,000        4,688,125
Ameritech...............................................                          86,000        5,450,250
Lucent Technologies.....................................                          35,000        3,850,000
MCI WorldCom (a)........................................                          75,000        5,381,250
Telebras ADRs...........................................                          25,000        1,817,187
Tele-Communications, Inc. (a)...........................                          55,000        3,042,188
Tellabs (a).............................................                          40,000        2,742,500
                                                                                             ------------
                                                                                               26,971,500
                                                                                             ------------
Utilities--(2.3%)
Endesa ADRs.............................................                         100,000        2,700,000
Enron...................................................                          42,000        2,396,625
Kinder Morgan Energy Partners, L.P......................                          92,409        3,349,826
                                                                                             ------------
                                                                                                8,446,451
                                                                                             ------------
Water Treatment Systems--(0.8%)
U.S. Filter (a).........................................                         130,000        2,973,750
                                                                                             ------------
Total Common Stocks
(Cost $145,506,064).....................................                                      208,843,733
                                                                                             ------------
                                                                                     Par
                                                                                   Value
LONG-TERM OBLIGATIONS--(36.8%)
Aerospace and Defense--(0.5%)
Raytheon
   6.150% 11/1/08.......................................                      $1,750,000        1,791,037
                                                                                             ------------


Air Transportation--(0.7%)
Federal Express 1994
   Pass-Through Certificates
   Series A1 7.530% 9/23/06.............................                       1,575,000        1,677,343
United Airlines 1991
   Pass-Through Certificates
   Series A1 9.200% 3/22/08.............................                         642,141          741,531
                                                                                             ------------
                                                                                                2,418,874
                                                                                             ------------

                                                                                     Par           Market
                                                                                   Value            Value
Asset-Backed Securities--(0.6%)
American Mortgage Trust Series 1993-3
   Class 3B 8.190% 9/27/22..............................                      $1,760,646     $  1,746,156
Greentree Home Improvement
   Loan Trust Series 1994-A Class A
   7.050%  3/15/14......................................                         471,717          485,048
                                                                                             ------------
                                                                                                2,231,204
                                                                                             ------------
Banks--(1.9%)
Den Danske Bank
   6.550% 9/15/03.......................................                       2,250,000        2,327,850
Deutsche Ausgleichsbank
   7.000% 9/24/01.......................................                       2,250,000        2,345,895
First Chicago NBD
   6.125% 2/15/06.......................................                       2,250,000        2,288,228
                                                                                             ------------
                                                                                                6,961,973
                                                                                             ------------
Construction and Housing--(0.7%)
Hanson Overseas 6.750% 9/15/05..........................                       2,500,000        2,617,375
                                                                                             ------------


Extractive-Energy--(0.8%)
BOC Group 5.875% 1/29/01................................                       2,750,000        2,795,567
                                                                                             ------------


Financial--(3.5%)
Associates Corp. of North America
   7.500% 4/15/02.......................................                       4,000,000        4,240,280
   6.950% 11/1/18.......................................                       2,350,000        2,496,593
Lehman Brothers Commercial Conduit
   Mortgage Trust Series 1998-C4
   Class A1B
   6.210% 10/15/08......................................                       1,250,000        1,271,100
Household Finance
   5.875% 11/1/02.......................................                       2,500,000        2,498,800
Transamerica Finance
   6.125% 11/1/01.......................................                       2,000,000        2,014,180
                                                                                             ------------
                                                                                               12,520,953
                                                                                             ------------
Industrial--(1.3%)
Safeway
   5.750% 11/15/00......................................                       1,500,000        1,500,090
USX
   6.850% 3/1/08........................................                       3,000,000        3,027,660
                                                                                             ------------
                                                                                                4,527,750
                                                                                             ------------
Insurance--(0.8%)
Prudential Insurance
   7.650% 7/1/07........................................                       2,500,000        2,751,675
                                                                                             ------------


Telecommunications--(0.7%)
U.S. West Capital Funding
   6.250% 7/15/05.......................................                       2,500,000        2,589,075
                                                                                             ------------

SCHEDULE OF INVESTMENTS                                                              Par           Market
(Continued)                                                                        Value            Value
LONG-TERM OBLIGATIONS (Continued)
U.S. Government and Agency Obligations--(24.6%)
FHLMC Gold
   6.500% 12/1/10.......................................                      $  734,968     $    745,993
   6.500% 5/1/11........................................                         674,857          684,980
   6.500% 6/1/11........................................                       4,634,480        4,703,384
   12.000% 7/1/20.......................................                         892,447        1,018,782
   6.500% 3/1/26........................................                       3,141,908        3,164,498
   6.500% 6/1/26........................................                       2,095,128        2,110,192
   6.500% 2/1/27........................................                         970,927          977,908
   6.500% 3/1/27........................................                       2,609,388        2,628,150
   6.500% 4/1/27........................................                         913,353          919,920
   6.500% 9/15/28.......................................                       2,583,484        2,601,258
   7.000% 10/15/28......................................                       2,499,658        2,549,652
FNMA Medium-Term Note
   5.980% 11/12/02......................................                       3,100,000        3,203,292
GNMA
   6.625% 7/20/25.......................................                         518,302          523,915
   8.000% 3/15/26.......................................                       3,376,995        3,509,981
   6.000% 12/15/28......................................                       5,047,942        5,002,208
U.S. Treasury Bonds
   6.500% 8/15/05.......................................                       4,000,000        4,395,360
   7.250% 5/15/16.......................................                       5,500,000        6,662,810
   7.875% 2/15/21.......................................                       4,500,000        5,920,065
   7.125% 2/15/23.......................................                       4,150,000        5,114,585
U.S. Treasury Notes
   6.750% 4/30/00.......................................                         400,000          410,516
   6.375% 5/15/00.......................................                       8,200,000        8,384,172
   7.875% 8/15/01.......................................                         500,000          539,605
   6.250% 2/15/03.......................................                       5,250,000        5,553,923
   5.750% 8/15/03.......................................                       8,000,000        8,356,160
   6.500% 10/15/06......................................                       8,100,000        8,985,087
                                                                                             ------------
                                                                                               88,666,396
                                                                                             ------------
Utilities--(0.7%)
National Rural Utilities
   5.000% 10/1/02.......................................                       2,750,000        2,709,822
                                                                                             ------------

Total Long-Term Obligations
(Cost $126,666,796).....................................                                      132,581,701
                                                                                             ------------

                                                                                     Par           Market
                                                                                   Value            Value
SHORT-TERM OBLIGATIONS
Commercial Paper--(5.1%)
Countrywide Home Loans
   5.100% 1/4/99
   (Cost $18,572,104)...................................                     $18,580,000    $  18,572,104
                                                                                             ------------
Total Investments--(99.5%)
(Cost $290,744,964) (b).................................                                      359,997,538
Other Assets, Less Liabilities--(0.5%)...................                                       1,825,594
                                                                                             ------------
Total Net Assets--(100.0%)...............................                                    $361,823,132
                                                                                             ============


Notes to Portfolio of Investments
--------------------------------------------------------------------------------

(a) Non-income producing security.
(b) At December 31, 1998, the cost of investments for federal income tax purposes was $290,975,842. Net unrealized appreciation was $69,021,696, comprised of gross unrealized appreciation of $71,786,107 and gross unrealized depreciation of $2,764,411.

------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Balanced Fund, Variable Series / December 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments, at market value (identified cost $290,744,964) ..............................................              $359,997,538
Dividends and interest receivable ........................................................................                 2,347,698
Receivable for fund shares sold ..........................................................................                   225,307
Other assets .............................................................................................                    29,043
                                                                                                                        ------------
     Total assets ........................................................................................               362,599,586
                                                                                                                        ------------
Liabilities:
Payable for fund shares repurchased ......................................................................                   509,295
Payable to investment adviser ............................................................................                   160,651
Accrued expenses payable .................................................................................                   106,508
                                                                                                                        ------------
     Total liabilities ...................................................................................                   776,454
                                                                                                                        ------------
Net assets ...............................................................................................              $361,823,132
                                                                                                                        ============
Net assets represented by:
   Paid-in capital .......................................................................................              $263,669,853
   Net unrealized appreciation on investments and foreign currencies .....................................                69,251,883
   Accumulated net realized gains on investments .........................................................                18,823,070
   Accumulated undistributed net investment income .......................................................                10,078,326
                                                                                                                        ------------
Total net assets applicable to outstanding shares of beneficial interest .................................              $361,823,132
                                                                                                                        ============
Shares of beneficial interest outstanding ................................................................                21,108,511
                                                                                                                        ============
Net asset value per share ................................................................................              $      17.14
                                                                                                                        ============

------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
Interest income ............................................................................................             $ 9,592,416
Dividend income (net of foreign taxes withheld of $56,253) .................................................               2,608,562
                                                                                                                         -----------
     Total investment income ...............................................................................              12,200,978
                                                                                                                         -----------
Expenses:
   Management fee ..........................................................................................               1,503,385
   Administrative fee ......................................................................................                 495,128
   Printing expense ........................................................................................                  33,098
   Accounting fee ..........................................................................................                  31,664
   Audit and legal fees ....................................................................................                  22,861
   Trustees' expense .......................................................................................                  20,730
   Transfer agent fee ......................................................................................                   7,500
   Miscellaneous expense ...................................................................................                  72,347
                                                                                                                         -----------
     Total expenses ........................................................................................               2,186,713
                                                                                                                         -----------
Net investment income ......................................................................................              10,014,265
Realized and unrealized gains on investments:
   Net realized gains on investments .......................................................................              18,531,725
   Net realized gains on foreign currency transactions .....................................................                  65,350
   Change in unrealized appreciation or depreciation on investments
     and foreign currency translations .....................................................................              11,666,861
                                                                                                                         -----------
Net increase in net assets resulting from operations .......................................................             $40,278,201
                                                                                                                         ===========

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Balanced Fund, Variable Series
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Years Ended December 31,
                                                                                                      1998                 1997
                                                                                                 -------------        -------------
Operations:
   Net investment income .................................................................       $  10,014,265        $  10,232,534
   Net realized gains on investments and foreign currency transactions ...................          18,597,075           21,484,426
   Change in unrealized appreciation or depreciation on investments
     and foreign currency translations ...................................................          11,666,861           17,140,868
                                                                                                 -------------        -------------
Net increase in net assets resulting from operations .....................................          40,278,201           48,857,828
                                                                                                 -------------        -------------
Distributions declared from:
   Net investment income .................................................................          (9,760,000)         (10,262,000)
   Net realized gains on investments .....................................................         (21,501,000)         (25,340,000)
                                                                                                 -------------        -------------
Total distributions ......................................................................         (31,261,000)         (35,602,000)
                                                                                                 -------------        -------------
Fund share transactions:
   Proceeds from fund shares sold ........................................................          56,464,510           30,523,814
   Cost of fund shares repurchased .......................................................         (59,952,201)         (53,533,240)
   Distributions reinvested ..............................................................          31,261,000           35,602,000
                                                                                                 -------------        -------------
Net increase in net assets resulting from fund share transactions ........................          27,773,309           12,592,574
                                                                                                 -------------        -------------
Total increase in net assets .............................................................          36,790,510           25,848,402
Net assets:
   Beginning of year .....................................................................         325,032,622          299,184,220
                                                                                                 -------------        -------------
   End of year ...........................................................................       $ 361,823,132        $ 325,032,622
                                                                                                 =============        =============
Accumulated undistributed net investment income included in ending net assets ............       $  10,111,932        $   9,886,114
                                                                                                 =============        =============
Analysis of changes in shares of beneficial interest:
   Shares sold ...........................................................................           3,429,829            1,916,696
   Shares repurchased ....................................................................          (3,644,905)          (3,350,160)
   Distributions reinvested ..............................................................           1,989,880            2,387,734
                                                                                                 -------------        -------------
Net increase .............................................................................           1,774,804              954,270
                                                                                                 =============        =============

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Balanced Fund, Variable Series
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Years Ended December 31,
                                                                -----------------------------------------------------------------
                                                                   1998          1997          1996         1995          1994
                                                                ---------    ---------     ---------     ---------    ---------
Per share operating performance:
Net asset value, beginning of year                              $   16.81    $   16.28     $   14.08     $   12.18    $   13.11
                                                                ---------    ---------     ---------     ---------    ---------
Net investment income                                                0.48         0.53          0.57          0.48         0.51
Net realized and unrealized gains (losses) on investments            1.48         1.96          1.63          2.61        (0.93)
                                                                ---------    ---------     ---------     ---------    ---------
Total from investment operations                                     1.96         2.49          2.20          3.09        (0.42)
                                                                ---------    ---------     ---------     ---------    ---------
Less distributions:
   Dividends from net investment income                             (0.51)       (0.56)        --            (0.48)       (0.51)
   Distributions from net realized gains on investments             (1.12)       (1.40)        --            (0.71)          --
                                                                ---------    ---------     ---------     ---------    ---------
Total distributions                                                 (1.63)       (1.96)        --            (1.19)       (0.51)
                                                                ---------    ---------     ---------     ---------    ---------
Net asset value, end of year                                    $   17.14    $   16.81     $   16.28     $   14.08    $   12.18
                                                                =========    =========     =========     =========    =========
Total return:
Total investment return                                             12.54%       16.82%        15.63%        25.43%        (3.19)%
Ratios/supplemental data:
Net assets, end of year (000's)                                  $361,823     $325,033      $299,184      $277,014     $196,278
Ratio of expenses to average net assets                              0.65%        0.66%         0.67%         0.66%        0.68%
Ratio of net investment income to average net assets                 3.00%        3.18%         3.68%         3.12%        4.01%
Portfolio turnover ratio (a)                                           61%          44%           76%           66%          71%

(a) Portfolio turnover includes dollar roll transactions.

                       See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Stein Roe Mortgage Securities Fund, Variable Series / December 31, 1998
---------------------------------------------------------------------------------------------------------
                                                                               Par                 Market
                                                                             Value                  Value
ASSET-BACKED SECURITIES--(16.1%)
Amresco Residential Securities Mortgage
   Loan Trust Series 1996-3 Class A5
   7.550% 2/25/23                                                       $1,135,000             $1,156,974
Asset Securitization Corporation
   Series 1997-D5 Class A1C
   6.750% 2/14/41                                                        1,375,000              1,426,989
ContiMortgage Home Equity Loan
   Trust Series 1997-1 Class M1
   7.420% 3/15/28                                                        1,250,000              1,290,463
Delta Funding Home Equity Loan Trust
   Series 1998-2 Class A6F
   6.370% 7/15/28                                                        1,000,000                993,750
First Boston Home Equity Loan
   Pass-Through Certificates Series
   1993-H1, Class A-IO
   (effective yield 12.820%) 9/28/13                                     2,692,909                105,185
First Plus Home Loan Trust Series 1996-3
   Class A3 7.050% 11/20/08                                              1,000,000              1,000,860
Green Tree Financial Corporation
   Series 1997-6 Class A8
   7.070% 1/15/29                                                        1,451,961              1,542,432
Green Tree Home Improvement Loan
   Trust Series 1994-A Class A
   7.050% 3/15/14                                                          353,788                363,786
IMC Home Equity Loan Trust
   Series 1997-3 Class M2
   7.550% 8/20/28                                                        1,000,000              1,006,390
Lehman Brothers Commercial
   Conduit Mortgage Trust
   Series 1998-C4 Class A1B
   6.210% 10/15/08                                                       1,800,000              1,830,384
Mego Mortgage Home Loan Trust
   Series 1997-3 Class M1
   7.500% 8/25/23                                                        1,500,000              1,503,750
Mid-State Trust Series 6 Class A1
   7.340% 7/01/35                                                        1,992,715              2,038,369
UCFC Home Equity Loan
   Series 1997-C Class A7
   6.875% 1/15/29                                                        1,275,000              1,302,923
                                                                                               ----------
Total Asset-Backed Securities
(Cost $15,363,678)                                                                             15,562,255
                                                                                               ----------

MORTGAGE-BACKED SECURITIES--(8.8%)
American Mortgage Trust Series 1993-3
   Class 3B 8.190% 9/27/22                                                 665,134                659,659
Citicorp Mortgage Securities
   Series 1987-10 Class A1
   10.000% 7/1/17                                                           98,745                103,317

                                                                               Par                 Market
                                                                             Value                  Value
MORTGAGE-BACKED SECURITIES (Continued)
Comfed Savings Bank ARM
   Series 1987-1 Class A
   7.550% 1/1/18                                                       $   104,653            $    91,048
Glendale Federal Bank Series 1978-A
   9.125% 1/25/08                                                           17,949                 19,126
Imperial Savings Association ARM
   Series 1987-4 Class A
   8.826% 7/25/17                                                           20,143                 21,161
Merrill Lynch Mortgage Investors
   Series 1995-C3 Class A3 ARM
        7.088% 12/26/25                                                  2,000,000              2,106,740
   Series 1987-A ARM
        5.890% 11/15/26                                                     66,588                 67,821
Merrill Lynch Trust Series 20 Class D
   8.000% 12/20/18                                                         829,520                847,554
Nomura Asset Securities Corporation
   Series 1996-MD5 Class A1B
   7.120% 4/13/36                                                        1,000,000              1,064,470
Residential Funding Mortgage Securities
   Series 1998-HI2 Class A3
   6.330% 11/25/14                                                       1,000,000              1,008,170
Residential Asset Securities Corporation
   Series 1998-KS2 Class AI1
   6.775% 7/25/29                                                          762,797                761,958
Sears Mortgage Securities Series 1987-A
   6.500% 3/25/17                                                            4,755                  4,797
Structured Asset Securities Corporation
   Series 1996-CFL Class X1-IO
        (effective yield 12.960%) 2/25/28                                8,515,721                468,365
   Series 1996-CFL Class C
        6.525% 2/25/28                                                   1,242,500              1,249,098
                                                                                               ----------
Total Mortgage-Backed Securities
(Cost $8,227,551)                                                                               8,473,284
                                                                                               ----------

CORPORATE SECURITIES--(6.0%)
GMAC Euro 6.750% 7/10/02                                                 1,000,000              1,030,430
National Power 7.125% 7/11/01                                            1,500,000              1,570,785
Noram Energy 6.500% 2/1/08                                               1,500,000              1,529,550
Zurich Capital Trust I 8.376% 6/1/37 (a)                                 1,450,000              1,662,643
                                                                                               ----------
Total Corporate Securities
(Cost $5,450,765)                                                                               5,793,408
                                                                                               ----------

                       See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS                                                        Par                 Market
(Continued)                                                                  Value                  Value
FHLMC CERTIFICATES--(10.2%)
8.500% 5/1/06 Gold                                                     $    81,949            $    84,587
6.500% 6/1/08                                                               18,503                 18,769
6.500% various due dates to
   6/1/09 Gold                                                           1,486,243              1,507,616
10.750% 11/1/09                                                            165,059                179,812
12.000% 7/1/13                                                              54,966                 62,060
11.250% various due dates to 11/1/15                                        58,794                 65,712
10.500% various due dates to 2/1/19                                        166,757                183,745
12.000% 7/1/20 Gold                                                        642,562                733,523
7.500% various due dates to
   5/1/24 Gold                                                           5,091,070              5,233,956
7.000% 1/1/26                                                            1,783,247              1,819,465
                                                                                               ----------
Total FHLMC Certificates
(Cost $9,556,159)                                                                               9,889,245
                                                                                               ----------

FNMA CERTIFICATES--(35.9%)
10.500% 2/1/01                                                              35,300                 35,984
12.250% 9/1/12 FHA/VA Guaranteed                                            71,032                 81,532
10.250% 2/1/16                                                             118,562                130,270
10.000% various due dates to 3/1/16                                        231,923                250,783
9.000% various due dates to 5/1/20                                         116,873                124,020
6.000% various due dates to 2/1/25                                      10,375,642             10,365,954
7.000% various due dates to 8/1/25                                       3,881,959              3,963,365
6.500% various due dates to 1/1/26                                      13,528,843             13,617,845
8.500% various due dates to 2/1/28                                       5,998,222              6,175,085
                                                                                               ----------
Total FNMA Certificates
(Cost $34,185,362)                                                                             34,744,838
                                                                                               ----------


GNMA CERTIFICATES--(16.9%)
8.000% various due dates to 7/15/08                                      4,744,349              4,925,877
11.500% various due dates to 5/15/13                                       397,410                451,307
8.500% 2/15/17                                                             169,234                181,292
10.000% various due dates to 11/15/19                                      453,947                496,931
9.000% various due dates to 1/15/20                                      1,291,964              1,390,595
9.500% various due dates to 8/15/22                                      1,257,035              1,359,676
7.000% 4/15/23                                                             438,506                448,645
6.625% 7/20/25                                                           1,036,604              1,047,830
6.500% various due dates to 3/15/28                                      5,924,731              5,983,225
                                                                                               ----------
Total GNMA Certificates
(Cost $16,112,702)                                                                             16,285,378
                                                                                               ----------

                                                                               Par                 Market
                                                                             Value                  Value
REAL ESTATE MORTGAGE INVESTMENT
   CONDUITS--(0.8%)
FHLMC Series 11 Class C
   9.500% 4/15/19                                                       $   22,099            $    22,263
FNMA Series 1988-4 Class Z
   9.250% 3/25/18                                                          729,747                776,510
                                                                                               ----------
Total Real Estate Mortgage
Investment Conduits
(Cost $788,523)                                                                                   798,773
                                                                                               ----------


U.S. GOVERNMENT SECURITIES--(2.2%)
U.S. Treasury Bonds
   6.750% 8/15/26                                                          800,000                958,464
   6.375% 8/15/27                                                        1,000,000              1,149,600
                                                                                              -----------
Total U.S. Government Securities
(Cost $1,812,914)                                                                               2,108,064
                                                                                               ----------

SHORT-TERM OBLIGATIONS--(2.0%)
Commercial Paper--(2.0%)
Associates Corp. of North America
   5.080% 1/4/99
   (Cost $1,929,183)                                                     1,930,000              1,929,183
                                                                                              -----------
Total Investments--(98.9%)
  (Cost $93,426,837) (b)                                                                       95,584,428
Other Assets, Less Liabilities--(1.1%)                                                          1,108,106
                                                                                               ----------
Total Net Assets--(100.0%)                                                                    $96,692,534
                                                                                              ===========


Notes to Portfolio of Investments
--------------------------------------------------------------------------------

(a)Private placement security. These securities generally are issued to institutional investors, such as the Fund, who agree that they are purchasing the securities for investment and not for public distribution. Any resale must be in an exempt transaction, normally to other institutional investors.
   At December 31, 1999, the value of the Fund's restricted security was $1,662,643 (cost of $1,450,000) which represented 1.7% of net assets. This security is not deemed to be illiquid.

(b)At December 31, 1998, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was $2,157,591, comprised of gross unrealized appreciation of $2,418,644 and gross unrealized depreciation of $261,053.

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Mortgage Securities Fund, Variable Series / December 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments, at market value (identified cost $93,426,837) ..............................................              $ 95,584,428
Interest receivable .....................................................................................                   671,072
Receivable for fund shares sold .........................................................................                   602,857
Cash ....................................................................................................                    36,091
Other assets ............................................................................................                     8,576
                                                                                                                       ------------
     Total assets .......................................................................................                96,903,024
                                                                                                                       ------------
Liabilities:
Payable for fund shares repurchased .....................................................................                    94,610
Payable to investment adviser ...........................................................................                    45,426
Accrued expenses payable ................................................................................                    70,454
                                                                                                                       ------------
     Total liabilities ..................................................................................                   210,490
                                                                                                                       ------------
Net assets ..............................................................................................              $ 96,692,534
                                                                                                                       ============
Net assets represented by:
   Paid-in capital ......................................................................................              $ 92,323,491
   Accumulated undistributed net investment income ......................................................                 5,059,907
   Net unrealized appreciation on investments ...........................................................                 2,157,591
   Accumulated net realized losses on investments .......................................................                (2,848,455)
                                                                                                                       ------------
Total net assets applicable to outstanding shares of beneficial interest ................................              $ 96,692,534
                                                                                                                       ============
Shares of beneficial interest outstanding ...............................................................                 8,963,610
                                                                                                                       ============
Net asset value per share ...............................................................................              $      10.79
                                                                                                                       ============

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
Interest income .............................................................................................             $5,576,038
                                                                                                                          ----------
Expenses:
   Management fee ...........................................................................................                337,593
   Administrative fee .......................................................................................                126,597
   Audit and legal fees .....................................................................................                 28,458
   Accounting fee ...........................................................................................                 25,924
   Printing expense .........................................................................................                 16,593
   Trustees' expense ........................................................................................                  9,874
   Transfer agent fee .......................................................................................                  7,500
   Miscellaneous expense ....................................................................................                 38,236
                                                                                                                          ----------
     Total expenses .........................................................................................                590,775
                                                                                                                          ----------
Net investment income .......................................................................................              4,985,263
Realized and unrealized gains on investments:
   Net realized gains on investments ........................................................................                252,574
   Change in unrealized appreciation or depreciation on investments .........................................                272,011
                                                                                                                          ----------
Net increase in net assets resulting from operations ........................................................             $5,509,848
                                                                                                                          ==========

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Mortgage Securities Fund, Variable Series
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Years Ended December 31,
                                                                                                      1998                 1997
                                                                                                  ------------         ------------
Operations:
   Net investment income ...................................................................       $  4,985,263        $  4,890,904
   Net realized gains on investments .......................................................            252,574               3,468
   Change in unrealized appreciation or depreciation on investments ........................            272,011           1,494,843
                                                                                                   ------------        ------------
Net increase in net assets resulting from operations .......................................          5,509,848           6,389,215
                                                                                                   ------------        ------------
Distributions declared from:
   Net investment income ...................................................................         (4,580,000)               --
                                                                                                   ------------        ------------
Fund share transactions:
   Proceeds from fund shares sold ..........................................................         29,203,191           9,622,128
   Cost of fund shares repurchased .........................................................        (15,193,948)        (14,847,051)
   Distributions reinvested ................................................................          4,580,000                --
                                                                                                   ------------        ------------
Net increase (decrease) in net assets resulting from fund share transactions ...............         18,589,243          (5,224,923)
                                                                                                   ------------        ------------
Total increase in net assets ...............................................................         19,519,091           1,164,292
Net assets:
   Beginning of year .......................................................................         77,173,443          76,009,151
                                                                                                   ------------        ------------
   End of year .............................................................................       $ 96,692,534        $ 77,173,443
                                                                                                   ============        ============
Accumulated undistributed net investment income included in ending net assets ..............       $  5,059,907        $  4,579,680
                                                                                                   ============        ============
Analysis of changes in shares of beneficial interest:
   Shares sold .............................................................................          2,745,216             929,462
   Shares repurchased ......................................................................         (1,424,260)         (1,459,037)
   Distributions reinvested ................................................................            448,138                --
                                                                                                   ------------        ------------
Net increase (decrease) ....................................................................          1,769,094            (529,575)
                                                                                                   ============        ============

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Mortgage Securities Fund, Variable Series
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Years Ended December 31,
                                                            -----------------------------------------------------------------
                                                               1998         1997          1996          1995          1994
                                                             --------     --------     ---------      --------     --------
Per share operating performance:
Net asset value, beginning of year                           $  10.73     $   9.84     $   10.16      $   9.28     $  10.17
                                                             --------     --------     ---------      --------     --------
Net investment income                                            0.55         0.68          0.78          0.57         0.73
Net realized and unrealized gains (losses)
   on investments                                                0.14         0.21         (0.30)         0.89        (0.89)
                                                             --------     --------     ---------      --------     --------
Total from investment operations                                 0.69         0.89          0.48          1.46        (0.16)
                                                             --------     --------     ---------      --------     --------
Less distributions:
   Dividends from net investment income                         (0.63)          --         (0.80)        (0.58)       (0.73)
   Distributions from net realized gains on investments            --           --            --            --           --
                                                             --------     --------     ---------      --------     --------
Total distributions                                             (0.63)          --         (0.80)        (0.58)       (0.73)
                                                             --------     --------     ---------      --------     --------
Net asset value, end of year                                 $  10.79     $  10.73     $    9.84      $  10.16     $   9.28
                                                             ========     ========     =========      ========     ========
Total return:
Total investment return                                          6.80%        9.04%         4.70%        15.74%        (1.57)%(b)
Ratios/supplemental data:
Net assets, end of period (000's)                             $96,693      $77,173       $76,009      $101,778      $72,420
Ratio of expenses to average net assets                          0.70%        0.70%         0.70%(a)      0.69%        0.70%(a)
Ratio of net investment income to average net assets             5.91%        6.59%         6.71%(b)      6.76%        6.71%(b)
Portfolio turnover ratio (c)                                        8%          29%           72%          112%         241%


(a) If the Fund had paid all of its expenses and there had been no reimbursement from the investment adviser, this ratio would have been 0.72% and 0.71% for the years ended December 31, 1996 and 1994, respectively.
(b) Computed giving effect to the investment adviser's expense limitation undertaking.
(c) Portfolio turnover includes dollar roll transactions.

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Stein Roe Money Market Fund, Variable Series / December 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Par             Amortized
                                                                             Value                  Cost
COMMERCIAL PAPER--(92.4%)
Auto Lending--(3.9%)
American Honda Finance
   5.334% 1/26/99                                                       $4,000,000           $ 3,985,278
                                                                                            ------------


Consulting Services--(3.6%)
CSC Enterprises (gtd. by Computer
   Sciences) 5.208% 2/9/99                                               3,700,000             3,679,357
                                                                                            ------------


Diversified Financial Services--(11.8%)
Associates Corp. of North America
   5.083% 1/4/99                                                         3,940,000             3,938,332
Finova Capital 5.539% 1/27/99                                            4,000,000             3,984,256
Merrill Lynch & Co. 5.512% 1/20/99                                       4,000,000             3,988,452
                                                                                            ------------
                                                                                              11,911,040
                                                                                            ------------
Diversified Manufacturing Operations--(4.5%)
Eaton Corp. 5.403% 1/28/99 (b)                                           4,545,000             4,526,695
                                                                                            ------------


Electric Integrated Utility--(3.0%)
Northern Indiana Public Service
   5.450% 1/21/99                                                        3,000,000             2,990,967
                                                                                            ------------


Leasing--(3.6%)
Enterprise Funding 5.863% 1/4/99 (b)                                     3,618,000             3,616,236
                                                                                            ------------

Miscellaneous Financial--(48.3%)
Asset Securitization Corp.
   5.426% 2/18/99 (b)                                                    4,000,000             3,971,467
BAT Capital (gtd. by BAT Industries)
   5.719% 1/7/99                                                         4,000,000             3,996,200
CSN Overseas (LOC Barclays Bank)
   5.580% 1/13/99                                                        4,000,000             3,992,600
Caterpillar Financial 5.165% 1/6/99                                      3,668,000             3,665,387
Centric Capital 5.509% 1/27/99 (b)                                       3,542,000             3,528,058
International Securitization
   5.577% 1/8/99 (b)                                                     4,000,000             3,995,683
Pooled Accounts Receivable Capital
   5.392% 1/29/99 (b)                                                    4,000,000             3,983,356
Preferred Receivables Funding
   5.532% 1/22/99 (b)                                                    4,000,000             3,987,167
Receivables Capital
   5.404% 1/14/99 (b)                                                    4,000,000             3,992,258
Special Purpose Accounts Recievable
   5.282% 1/15/99 (b)                                                    3,500,000             3,492,922
TEB Funding II (LOC Societe Generale)
   5.120% 5/28/99                                                        4,000,000             3,918,333
Thames Asset Global Securitization
   No. 1 5.822% 1/14/99 (b)                                              2,000,000             1,995,811

                                                                               Par             Amortized
                                                                             Value                  Cost
Miscellaneous Financial--(continued)
Windmill Funding
   5.603% 1/12/99 (b)                                                   $4,446,000           $ 4,438,419
                                                                                            ------------
                                                                                              48,957,661
                                                                                            ------------
Mortgage Banking--(3.9%)
Countrywide Home Loans (gtd. by
   Countrywide Credit Industries)
   5.509% 1/19/99                                                        4,000,000             3,989,100
                                                                                            ------------


Natural Gas--(2.0%)
Trans de Gas Del Sur (LOC Dresdner
   Bank) 5.299% 1/21/99                                                  2,000,000             1,994,167
                                                                                            ------------


Retail - Convenience Store--(3.9%)
Southland (gtd. By Ito-Yokado)
   5.433% 1/11/99                                                        4,000,000             3,994,000
                                                                                            ------------


Sovereign Agency--(3.9%)
Province of Quebec 5.050% 3/2/99                                         4,000,000             3,966,333
                                                                                            ------------
Total Commercial Paper                                                                        93,610,834
                                                                                            ------------


CORPORATE NOTE--(4.0%)
Auto Lending--(4.0%)
GMAC
   8.000% 10/1/99                                                        4,000,000             4,086,815
                                                                                            ------------

YANKEE CERTIFICATE OF DEPOSIT--(3.9%)
Banks--(3.9%)
Canadian Imperial Bank
   5.250% 2/4/99                                                         4,000,000             4,000,000
                                                                                            ------------
Total Investments--(100.3%) (a)                                                              101,697,649

Other Assets, less Liabilities--(-0.3%)                                                         (357,529)
                                                                                            ------------
Total Net Assets--(100.0%)                                                                  $101,340,120
                                                                                            ============
Notes to Portfolio of Investments

(a)At December 31, 1998, the cost of investments for financial reporting and income tax purposes was identical.
(b)Represents private placement securities exempt from registration by Section
   4(2) of the Securities Act of 1933. These securities generally are issued to investors who agree that they are purchasing the securities for investment and not for public distribution. Any resale by the Fund must be in an exempt transaction, normally to other institutional investors. At December 31, 1998, the aggregate amortized cost of the Fund's private placement securities was $41,528,072 which represented 41.0% of net assets. None of these securities were deemed illiquid.

   The interest rates listed above reflect the effective rate at the date of purchase except for the corporate note and yankee certificate of deposit, for which the interest rate represents the instrument's coupon rate.

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Money Market Fund, Variable Series / December 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments, at amortized cost ...........................................................................              $101,697,649
Interest receivable ......................................................................................                   114,117
Receivable for fund shares sold ..........................................................................                     9,435
Cash .....................................................................................................                     2,903
Other assets .............................................................................................                     9,431
                                                                                                                        ------------
     Total assets ........................................................................................               101,833,535
                                                                                                                        ------------
Liabilities:
Payable for fund shares repurchased ......................................................................                   380,975
Payable to investment adviser ............................................................................                    44,389
Accrued expenses payable .................................................................................                    68,051
                                                                                                                        ------------
     Total liabilities ...................................................................................                   493,415
                                                                                                                        ------------
Net assets ...............................................................................................              $101,340,120
                                                                                                                        ============
Net assets represented by:
   Paid-in capital .......................................................................................              $101,340,120
                                                                                                                        ------------
Total net assets applicable to outstanding shares of beneficial interest .................................              $101,340,120
                                                                                                                        ============
Shares of beneficial interest outstanding ................................................................               101,340,120
                                                                                                                        ============
Net asset value per share ................................................................................              $       1.00
                                                                                                                        ============

------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
Interest income .......................................................................................                   $4,534,723
                                                                                                                          ----------
Expenses:
   Management fee .....................................................................................                      281,246
   Administrative fee .................................................................................                      121,428
   Accounting fee .....................................................................................                       25,907
   Audit and legal fees ...............................................................................                       21,954
   Trustees' expense ..................................................................................                        9,446
   Transfer agent fee .................................................................................                        7,500
   Printing expense ...................................................................................                       16,968
   Miscellaneous expense ..............................................................................                       18,402
                                                                                                                          ----------
     Total expenses ...................................................................................                      502,851
                                                                                                                          ----------
Net investment income .................................................................................                    4,031,872
                                                                                                                          ----------
Net increase in net assets resulting from operations ..................................................                   $4,031,872
                                                                                                                          ==========

STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Money Market Fund, Variable Series
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Years Ended December 31,
                                                                                                   1998                    1997
                                                                                              -------------           -------------
Operations:
     Net investment income .........................................................          $   4,031,872           $   3,418,664
                                                                                              -------------           -------------
Net increase in net assets resulting from operations ...............................              4,031,872               3,418,664
                                                                                              -------------           -------------
Distributions declared from:
   Net investment income ...........................................................             (4,031,872)             (3,418,664)
                                                                                              -------------           -------------
Fund share transactions:
   Proceeds from fund shares sold ..................................................             89,315,213              67,656,312
   Cost of fund shares repurchased .................................................            (59,143,689)            (69,399,644)
   Distributions reinvested ........................................................              4,031,872               3,418,664
                                                                                              -------------           -------------
Net increase in net assets resulting from fund share transactions ..................             34,203,396               1,675,332
                                                                                              -------------           -------------
Total increase in net assets .......................................................             34,203,396               1,675,332
Net assets:
   Beginning of year ...............................................................             67,136,724              65,461,392
                                                                                              -------------           -------------
   End of year .....................................................................          $ 101,340,120           $  67,136,724
                                                                                              =============           =============
Analysis of changes in shares of beneficial interest:
   Shares sold .....................................................................             89,315,213              67,656,312
   Shares repurchased ..............................................................            (59,143,689)            (69,399,644)
   Distributions reinvested ........................................................              4,031,872               3,418,664
                                                                                              -------------           -------------
Net increase .......................................................................             34,203,396               1,675,332
                                                                                              =============           =============

                       See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
Stein Roe Money Market Fund, Variable Series
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Years Ended December 31,
                                                                   -----------------------------------------------------------------
                                                                      1998          1997          1996         1995          1994
                                                                    ---------   ---------      --------      --------     --------
Per share operating performance:
Net asset value, beginning of year                                  $  1.000     $  1.000      $  1.000      $  1.000     $  1.000
                                                                    --------     --------      --------      --------     --------
Net investment income                                                  0.050        0.050         0.049         0.055        0.037
                                                                    --------     --------      --------      --------     --------
Less distributions:
   Distributions from net investment income                           (0.050)      (0.050)       (0.049)       (0.055)      (0.037)
                                                                    --------     --------      --------      --------     --------
Net asset value, end of year                                        $  1.000     $  1.000      $  1.000      $  1.000     $  1.000
                                                                    ========     ========      ========      ========     ========
Total return:
Total investment return                                                 5.17%        5.18%         5.01%         5.62%        3.81%
Ratios/supplemental data:
Net assets, end of year (000's)                                     $101,340      $67,137       $65,461       $64,992      $78,698
Ratio of expenses to average net assets                                 0.62%        0.65%         0.65%         0.63%        0.62%
Ratio of net investment income to average net assets                    4.99%        5.05%         4.90%         5.48%        3.73%

See Notes to Financial Statements.

                          NOTES TO FINANCIAL STATEMENTS
Note 1. Organization and Accounting Policies
SteinRoe Variable Investment Trust (the "Trust"), an open-end management investment company, was organized as a Massachusetts business trust on June 9, 1987. At December 31, 1998, the Trust consisted of five diversified mutual funds with differing investment objectives, policies and restrictions (individually referred to as a "Fund," or collectively referred to as the "Funds"):

   Stein Roe Special Venture Fund, Variable Series--seeks capital growth by investing in equity securities.

   Stein Roe Growth Stock Fund, Variable Series--seeks long-term growth of capital by investing at least 65% of total assets in growth companies.

   Stein Roe Balanced Fund, Variable Series--seeks high total investment return by investing in equity and debt securities.

   Stein Roe Mortgage Securities Fund, Variable Series--seeks highest possible level of current income by investing at least 65% of total assets in mortgage pass-through certificates.

   Stein Roe Money Market Fund, Variable Series--seeks high current income while emphasizing capital preservation from investment in short-term money market instruments.

Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") of various affiliated and non-affiliated insurance companies. Stein Roe & Farnham Incorporated (the "Adviser") provides investment advisory services to the Funds as well as management and administrative services. Liberty Funds Services, Inc. (the "Transfer Agent") provides transfer agent services. Prior to November 1, 1998, transfer agent services were provided by SteinRoe Services, Inc. ("SSI"). Keyport Financial Services Corp., a subsidiary of Keyport Life Insurance Company ("Keyport"), serves as the underwriter of the Trust. Keyport, the Adviser, Transfer Agent and SSI are direct subsidiaries of Liberty Financial Companies, Inc. ("Liberty"). At December 31, 1998, various affiliated insurance companies of Liberty owned substantially all of the outstanding shares of all Funds, except for Stein Roe Special Venture Fund, Variable Series, of which Liberty affiliates owned 93.0%, Great-West Life & Annuity Insurance Company owned 5.4%, Transamerica Life Companies owned 1.5%, and Aegon Insurance Group owned 0.1%.

The following summarizes the significant accounting policies followed by the Funds. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Valuation of Investments--Portfolio securities listed on domestic exchanges and over-the-counter securities quoted on the Nasdaq system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter securities not quoted on the Nasdaq system are valued at the latest bid quotation. Foreign security valuations are generally based upon market quotations which, depending upon local convention or regulation, may be last sale price, last bid or asked price, or the mean between last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Long-term debt securities are valued on the basis of dealer-supplied quotations or valuations furnished by a pricing service. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost unless the Trustees determine this does not represent fair value. Stein Roe Money Market Fund, Variable Series, values investments utilizing the amortized cost valuation technique permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, which requires the Fund to comply with certain conditions. This technique involves valuing a portfolio security initially at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income, including discount accretion and premium amortization, is recorded daily on the accrual basis. Realized gains or losses from investment transactions are reported on an identified cost basis.

The Funds may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Stein Roe Balanced Fund, Variable Series, and Stein Roe Mortgage Securities Fund, Variable Series, may also enter into dollar roll transactions. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase, typically in 30 days to 60 days, substantially similar securities at an agreed upon price and date. These transactions may increase risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous yields. The Funds identify securities as segregated in their custodial records with a value at least equal to the amount of the purchase commitment.

Foreign Currency Transactions--Certain of the Funds may enter into foreign exchange contracts for the settlement of purchases and sales of securities denominated in a foreign currency to reduce the risk to the Funds from adverse changes in the relationship between the U.S. dollar and the foreign currency. The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract. In the event that the counterparty in the foreign exchange contract fails to meet the terms of the contract, the Fund could be exposed to the effects of changes in the relationship between the U.S. dollar and the foreign currency.

Net realized and unrealized gains (losses) on foreign currency transactions include the fluctuation in exchange rates on gains and losses between trade and settlement dates on security transactions, gains and losses arising from the disposition of foreign currency, and currency gains and losses between the accrual and payment dates on dividend and interest income and foreign withholding taxes. The Funds do not segregate foreign currency gains or losses on securities held from fluctuations in the market prices of those securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Investment in Repurchase Agreements--Each Fund may enter into repurchase agreements with banks, broker-dealer firms and other recognized financial institutions whereby such institutions sell an instrument to the Fund, and the seller agrees, at the time of the sale, to repurchase that instrument at a specified time and price. The Funds require the seller of the instrument to maintain on deposit with the Funds' custodian bank or in the Federal Reserve Book-Entry System securities in an amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. In the event the seller of the instrument defaults on the repurchase obligation, a Fund could receive less than the repurchase price on the sale of the securities to another party or could be subject to delays in selling the securities.

Federal Income Taxes--The Funds now qualify and intend to continue qualifying as "regulated investment companies" and, as such (and by complying with the applicable provisions of the Internal Revenue Code), will not be subject to federal income tax on taxable income (including realized capital gains) distributed to shareholders.

The Funds intend to utilize provisions of federal income tax law which allow them to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains. At December 31, 1998, Special Venture Fund, Variable Series had a capital loss carryforward of $30,812,691, which expires in 2006; Mortgage Securities Fund, Variable Series had a capital loss carryforward of $2,848,455, of which $2,510,580, $224,288 and $113,587 will expire in 2002, 2003 and 2004, respectively.

During the year ended December 31, 1998, the following Funds distributed long-term capital gains:

                                            Long-Term Capital
Fund                                        Gains Distributions
-----                                       ------------------

Stein Roe Special Venture Fund, Variable Series     $16,912,000

Stein Roe Growth Stock Fund, Variable Series         12,603,000

Stein Roe Balanced Fund, Variable Series             21,501,000

Distributions to Shareholders--The Funds, with the exception of the Stein Roe Money Market Fund, Variable Series, intend to distribute as dividends or capital gain distributions, at least annually, substantially all of their net investment income and net gains realized from the sale of portfolio securities. All dividends and distributions are reinvested in additional shares of the Funds. Stein Roe Money Market Fund, Variable Series, declares dividends daily and reinvests all dividends declared monthly in additional shares at net asset value. Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, primarily relating to foreign currency gains or losses, wash sales and other book-tax timing differences.

Reclassifications were made to the Funds' capital accounts in order to properly reflect income and capital gains available for distribution (or available for capital loss carryforward) under income tax regulations. Such reclassifications were primarily related to foreign currency gains or losses, paydown gains or losses on mortgage-backed securities, net operating losses and/or investments in partnerships and REITs.

Note 2. Fund Share Transactions

Each Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of a Fund available for distribution to shareholders upon liquidation of a Fund.

Note 3. Management and Administrative Fees

The Funds have advisory and administrative agreements with the Adviser. The following investment advisory fee rates were in effect as of December 31, 1998:

                                                Annual rate as a
                                               percent of average
Fund                                            daily net assets
-----                                            ---------------
Stein Roe Special Venture Fund, Variable Series     .50 of 1%

Stein Roe Growth Stock Fund, Variable Series        .50 of 1%

Stein Roe Balanced Fund, Variable Series            .45 of 1%

Stein Roe Mortgage Securities Fund, Variable Series .40 of 1%

Stein Roe Money Market Fund, Variable Series        .35 of 1%

As of December 31, 1998, for all the Funds, the annual administrative fee was
 .15% of average daily net assets. Both the investment advisory fees and the administrative fees are computed daily and paid monthly.

The Adviser also provides fund accounting services. The fee is $25,000 annually plus .0025% of assets in excess of $50 million.

Transfer agent services are rendered at an annual rate of $7,500, computed on the basis of $625 per month.

The Adviser has agreed to reimburse all expenses, including management fees, incurred by the Funds on an annual basis as follows:

Fund                                      Expenses exceeding
-----                                  -------------------------
Stein Roe Special Venture Fund,  .80 of 1% of average daily net assets
   Variable Series

Stein Roe Growth Stock Fund,     .80 of 1% of average daily net assets
   Variable Series

Stein Roe Balanced Fund,         .75 of 1% of average daily net assets
   Variable Series

Stein Roe Mortgage Securities    .70 of 1% of average daily net assets
   Fund, Variable Series

Stein Roe Money Market Fund,     .65 of 1% of average daily net assets
   Variable Series

The expense limitations expire April 30, 1999.


Note 4. Security Transactions
The cost of investments purchased and proceeds from investments sold, excluding short-term investments, for the year ended December 31, 1998, for the Funds, excluding Stein Roe Money Market Fund, Variable Series, were as follows:

                      Special           Growth         Balanced          Mortgage
                Venture Fund,      Stock Fund,            Fund,  Securities Fund,
              Variable Series  Variable Series  Variable Series   Variable Series
              -------------------------------------------------------------------
Cost of
   investments
   purchased     $158,776,756      $89,683,187     $193,381,522       $40,536,526
Proceeds from
   investments
   sold           194,326,200       96,854,825      207,966,714         6,146,869

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
(Unaudited)
--------------------------------------------------------------------------------

A shareholder vote was conducted at a special meeting on October 31, 1998 in Boston, Massachusetts, for the purpose of electing a Board of Trustees for the SteinRoe Variable Investment Trust. At the meeting, shareholders approved the election of the following individuals: John A. Bacon Jr., William W. Boyd, Thomas W. Butch, Lindsay Cook, Douglas A. Hacker, Janet Langford Kelly, Charles
R. Nelson and Thomas C. Theobald. Mr. Butch and Mr. Cook are considered interested persons of the Trust, as defined in the Investment Company Act of 1940, based on their relationship with the investment adviser. Mr. Bacon has previously served as a trustee for the SteinRoe Variable Investment Trust.

                      Investment Adviser and Administrator
                        Stein Roe & Farnham Incorporated
                             One South Wacker Drive
                                Chicago, IL 60606

                                 Transfer Agent
                          Liberty Funds Services, Inc.
                                  P.O. Box 1722
                                Boston, MA 02105

                                    Custodian
                        State Street Bank & Trust Company
                                  P.O. Box 366
                                Boston, MA 02101

                              Independent Auditors
                                    KPMG LLP
                              303 East Wacker Drive
                                Chicago, IL 60601

                                  Legal Counsel
                                Bell, Boyd & Lloyd
                           Three First National Plaza
                             70 West Madison Street
                                Chicago, IL 60602

                                  The Trustees
                                John A. Bacon Jr.
                                 William W. Boyd
                                 Thomas W. Butch
                                  Lindsay Cook
                                Douglas A. Hacker
                              Janet Langford Kelly
                                Charles C. Nelson
                               Thomas C. Theobald


                                                                            2/99